As filed with the Securities and Exchange Commission on December 20, 2002


                                                     1933 Act File No. 002-38309
                                                     1940 Act File No. 811-02107

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
                         Pre-Effective Amendment No.                 [ ]
                                                     -----
                      Post-Effective Amendment No. 72                [X]
                                                  ------


                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 72
                                      -----
                        (Check appropriate box or boxes.)

                      FIRST INVESTORS FUND FOR INCOME, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Office) (Zip Code)
       Registrant's Telephone Number, Including Area Code: (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
                      First Investors Fund For Income, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box)
     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on December 31, 2002 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                      FIRST INVESTORS FUND FOR INCOME, INC.

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

          Cover Sheet

          Contents of Registration Statement

          Combined Prospectus for First Investors Fund for Income, Inc., First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., and First Investors Investment Grade Fund, a series of First Investors Series Fund

          Combined Statement of Additional Information for First Investors Fund for Income, Inc., First Investors Cash Management Fund, Inc., First Investors Government Fund, Inc., and First Investors Investment Grade Fund, a series of First Investors Series Fund

          Part C - Other Information

          Signature Page

          Exhibits

[FIRST INVESTORS LOGO]

--------------------------------------------------------------------------------
TAXABLE BOND AND MONEY MARKET FUNDS
--------------------------------------------------------------------------------

CASH MANAGEMENT
GOVERNMENT
INVESTMENT GRADE
FUND FOR INCOME
--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------
THE DATE OF THIS
--------------------------------------------------------------------------------
                                   PROSPECTUS
--------------------------------------------------------------------------------

                                                            IS DECEMBER 31, 2002

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------


INTRODUCTION...................................................................2

FUND DESCRIPTIONS..............................................................3

     Cash Management Fund......................................................3
     Government Fund...........................................................9
     Investment Grade Fund....................................................16
     Fund For Income..........................................................23

FUND MANAGEMENT...............................................................30

BUYING AND SELLING SHARES.....................................................31

     How and when do the Funds price their shares?............................31
     How do I buy shares?.....................................................31
     Which class of shares is best for me?....................................32
     How do I sell shares?....................................................34
     Can I exchange my shares for the shares of other
     First Investors Funds?...................................................34

ACCOUNT POLICIES..............................................................35

     What about dividends and capital gain distributions?.....................35
     What about taxes?........................................................35
     How do I obtain a complete explanation of all account
     privileges and policies?.................................................36

FINANCIAL HIGHLIGHTS..........................................................37

     Cash Management Fund.....................................................38
     Government Fund..........................................................40
     Investment Grade Fund....................................................42
     Fund for Income..........................................................44

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

This prospectus describes the First Investors Funds that invest primarily in taxable bonds and money market instruments. Each individual Fund description in this prospectus has an "Overview" that provides a brief explanation of the Fund's objectives, its principal investment strategies and risks, how it has performed and its fees and expenses. To help you decide which Funds may be right for you, in each Overview we have included in each Overview a section offering examples of who should consider buying the Fund. Each Fund description also contains a "Fund in Detail" section with more information on the principal investment strategies and risks of the Fund.

None of the funds in this prospectus pursues a strategy of allocating its assets among stocks, bonds and money market instruments. For most investors, a complete program should include each of these asset classes. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

--------------------------------------------------------------------------------
FUND DESCRIPTIONS
--------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests in high-quality money market instruments that the Fund determines present minimal credit risk. These instruments include prime commercial paper, short-term corporate obligations, short-term U.S. government agency obligations, and Treasury bills and notes. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar weighted average maturity of the entire portfolio, and diversification requirements.

Principal Risks:

While money market funds are designed to be relatively low-risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund:

|X| The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments or a credit downgrade of one of the Fund's investments.

|X| The Fund's NAV could decline (below $1.00 per share) if there is a major change in interest rates.

|X| The Fund's yield will decline as interest rates decline.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

WHO SHOULD CONSIDER BUYING THE CASH MANAGEMENT FUND?

The Cash Management Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile but also a lower yield than funds that invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

|X| Are seeking income, and,

|X| Are seeking a conservative investment that provides a high degree of credit quality.

HOW HAS THE CASH MANAGEMENT FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses.

--------------------------------------------------------------------------------

                              CASH MANAGEMENT FUND

     The bar chart contains the following plot points:

                              1992            3.03%
                              1993            2.57%
                              1994            3.69%
                              1995            5.42%
                              1996            4.89%
                              1997            4.98%
                              1998            4.92%
                              1999            4.55%
                              2000            5.78%
                              2001            3.61%


During the periods shown, the highest quarterly return was 1.49% (for the quarter ended September 30, 2000), and the lowest quarterly return was 0.50% (for the quarter ended December 31, 2001).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for Class A shares and Class B shares. The returns are based upon the assumptions that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid.


AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2001)

--------------------------------------------------------------------------------
                                             CLASS A SHARES    CLASS B SHARES
                        1 YEAR     5 YEARS     (10 YEARS)      (LIFE OF CLASS*)
--------------------------------------------------------------------------------
Class A Shares          3.61%       4.76%        4.34%              N/A
Class B Shares         -1.17%       3.64%         N/A              4.08%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95.

  ---------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE CASH MANAGEMENT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A Shares    Class B Shares*
--------------------------------------------------------------------------------

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   None               None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None              4.00%**
--------------------------------------------------------------------------------

*CLASS B SHARES CAN ONLY BE ACQUIRED THROUGH AN EXCHANGE FROM CLASS B SHARES OF ANOTHER FIRST INVESTORS FUND. WHEN SHARES ARE SO ACQUIRED, THE CDSC IMPOSED ON THE OTHER FUND'S CLASS B SHARES CARRIES OVER TO THE FUND'S SHARES.

**THE CDSC IS 4.00% IN THE FIRST YEAR AND DECLINES TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
                                                 Total
                      Distribution              Annual
                          and                    Fund
          Management    Service       Other    Operating     Expense      Net
            Fees        (12b-1)     Expenses   Expenses    Assumption  Expenses
            (1)          Fees         (1)        (2)          (1)        (2)

Class A     0.50%        0.00%       0.40%      0.90%        0.10%       0.80%
Shares

Class B     0.50%        0.75%       0.40%      1.65%        0.10%       1.55%
Shares
--------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, THE ADVISER ASSUMED FOR EACH CLASS OF SHARES OF THE FUND CERTAIN OTHER EXPENSES THAT WERE IN EXCESS OF 0.30%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES ("BOARD") TO ASSUME OTHER EXPENSES IN EXCESS OF 0.30% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003. THE BOARD MAY CHANGE OR ELIMINATE THIS WAIVER AT ANY TIME.

(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES, TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

------------------ -------------------------------------------------------------
                        ONE YEAR      THREE YEARS    FIVE YEARS      TEN YEARS

If you redeem your shares:
------------------ -------------------------------------------------------------
Class A shares             $82            $277          $489           $1,099
------------------ -------------------------------------------------------------
Class B shares            $558            $811         $1,088          $1,746*
--------------------------------------------------------------------------------
If you do not redeem your shares:
------------------ -------------------------------------------------------------
Class A shares             $82            $277          $489           $1,099
------------------ -------------------------------------------------------------
Class B shares            $158            $511          $888          $1,746*
------------------ -------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE CASH MANAGEMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests primarily in high-quality money market instruments that are determined by the Fund's Adviser to present minimal credit risk. The Fund's investments may include prime commercial paper; short-term corporate bonds and notes, including floating and variable rate notes; short-term U.S. agency obligations; Treasury bills and notes, which are securities issued by the U.S. government; banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the security's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund may also consider the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party.

Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of investing in the Cash Management Fund:

Credit Risk:

The value of a money market instrument will decline if there is a default by the issuer of the instrument or there is a deterioration in the credit quality of the issuer or a provider of a credit support or a maturity-shortening structure for the instrument. This could cause the Fund's price to decline below $1.00 per share.

Interest Rate Risk:

The Fund's share price could decline below $1.00 per share because of a change in interest rates. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline; and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Yield Risk:

The yields received by the Fund on its investments will decline as interest rates decline.

--------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Principal Investment Strategies:

The Fund primarily invests in obligations that are issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("government securities"). The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the Government National Mortgage Association ("GNMA"). Mortgage-backed securities guaranteed by the GNMA are commonly known as Ginnie Maes. The Fund's primary strategies revolve around managing interest rate risk, prepayment risk and extension risk. The Fund attempts to manage these risks by adjusting the duration of its portfolio and the average coupon rate of its mortgage-backed holdings.

Principal Risks:

There are three principal risks of investing in the Fund: interest rate risk, prepayment risk, and extension risk.

|X| When interest rates rise, Ginnie Maes and other government securities tend to decline in price, and when interest rates fall, they tend to increase in price. This is interest rate risk.

|X| When interest rates fall, homeowners tend to refinance their mortgages. When this occurs, mortgages that underlie mortgage-backed securities suffer a higher rate of prepayment. As a result, investors not only lose the benefit of the higher yielding underlying mortgages that are being prepaid, but they must reinvest the proceeds at lower interest rates. This is prepayment risk.

|x| Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

Accordingly, the value of your investment in the Fund as well as the dividends you receive will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE GOVERNMENT FUND?

The Government Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking an investment which offers both current income and credit safety,

|X| Are willing to accept fluctuations in the value of your investment and the income it produces as a result of changes in interest rates and mortgage refinancings, and

|X| Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE GOVERNMENT FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

--------------------------------------------------------------------------------
                                GOVERNMENT FUND

The bar chart contains the following plot points:

                        1992                     5.90%
                        1993                     3.99%
                        1994                    -3.22%
                        1995                    14.98%
                        1996                     3.51%
                        1997                     8.40%
                        1998                     6.06%
                        1999                     0.45%
                        2000                    10.10%
                        2001                     6.60%


During the periods shown, the highest quarterly return was 4.78% (for the quarter ended June 30, 1995) and the lowest quarterly return was -2.81% (for the quarter ended March 31, 1994). The Fund's year-to-date return as of September 30, 2002 was 6.34%.
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)

--------------------------------------------------------------------------------
                                    1 YEAR    5 YEARS     CLASS A       CLASS B
                                                         (10 YEARS)    (LIFE OF
                                                                        CLASS*)
CLASS A SHARES
Return Before Taxes                  0.47%     5.03%       4.94%          N/A
Return After Taxes on
  Distributions                     -1.72%     2.67%       2.54%          N/A
Return After Taxes on
Distributions and Sale of Fund
  Shares                            -0.72%     2.81%       2.71%          N/A
--------------------------------------------------------------------------------

CLASS B SHARES
--------------------------------------------------------------------------------
Return Before Taxes                  1.82%     5.17%        N/A          6.29%
INDICES
Salomon Brothers Mortgage Index
(reflects no deduction for
fees, expenses or taxes)             8.20%     7.47%       7.17%         8.44%
Salomon Brothers Treasury/
Government Index (reflects no
deduction for fees, expenses or
taxes)                               7.23%     7.40%       7.16%         8.25%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURNS SHOWN FOR THE INDICES ARE FOR THE PERIOD 1/12/95 TO 12/31/01.
--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE GOVERNMENT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A Shares    Class B Shares

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   5.75%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None*             4.00%**
--------------------------------------------------------------------------------

*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                               Total       Fee
                                              Annual      Waiver
                      Distribution             Fund       and/or
                      and Service   Other    Operating   Expense       Net
          Management    (12b-1)   Expenses   Expenses   Assumption  Expenses
           Fees(1)       Fees     (2), (3)   (2) (3)     (1),(2)       (3)

Class A     1.00%        0.25%      0.31%     1.56%      0.46%        1.10%
Shares

Class B     1.00%        1.00%      0.31%     2.31%      0.46%        1.85%
Shares
--------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003. THE BOARD MAY CHANGE OR ELIMINATE THIS WAIVER AT ANY TIME.

(2) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, THE ADVISER ASSUMED FOR EACH CLASS OF SHARES OF THE FUND OTHER EXPENSES IN EXCESS OF 0.25%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD TO ASSUME OTHER EXPENSES IN EXCESS OF 0.25% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003. THE BOARD MAY CHANGE OR ELIMINATE THIS WAIVER AT ANY TIME.

(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES, TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS

If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $681             $997           $1,335           $2,288
--------------------------------------------------------------------------------
Class B shares          $588             $977           $1,394          $2,422*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $681             $997           $1,335           $2,288
--------------------------------------------------------------------------------
Class B shares          $188             $677           $1,194          $2,422*
--------------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE GOVERNMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Principal Investment Strategies:

Under normal circumstances, the Government Fund will invest at least 80% of its net assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund will notify shareholders at least 60 days before making any change to this 80% policy.

The majority of the Fund's investments consist of mortgage-backed securities that are guaranteed by the GNMA. These securities are commonly known as Ginnie Maes. They represent interests in pools of mortgages. The principal and interest from the underlying mortgages are passed through to investors in the pools. The GNMA guarantees the timely payment of principal and interest to the investors in the pools. The GNMA will only guarantee pools of mortgages that are insured by the Federal Housing Administration, Veterans Administration, or Farmers Home Administration. The Fund also invests in U.S. Treasury securities and mortgage-backed securities that are guaranteed by Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

Because there is essentially no credit risk associated with an investment in Ginnie Maes and other government securities that the Fund may own, the Fund's investment strategy revolves around managing interest rate risk, prepayment risk and extension risk. Interest rate risk is managed by adjusting the duration of the securities owned by the Fund. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. The Fund will generally manage duration by buying or selling U.S. Treasury securities or adjusting the weighted average coupon of its mortgage-backed securities. For example, if the Fund believes that interest rates are likely to rise, it may attempt to reduce its duration by selling U.S. Treasury securities. Prepayment risk and extension risk are managed by adjusting the composition of the Fund's holdings of mortgage-backed securities. For example, if interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying mortgage-backed securities with lower coupons. Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing mortgage-backed securities with higher coupons.

The Fund uses a "top-down" approach in making investment decisions based on interest rates and economic and market conditions. In selecting mortgage-backed investments, the Fund considers coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Government Fund:

Interest Rate Risk:

Because the Fund invests primarily in Ginnie Maes and other government securities, it is subject to interest rate risk. In general, the market prices of these securities rise when interest rates decline and fall when interest rates rise. Short-term interest rates and long-term interest rates do not necessarily move in the same direction or in the same amounts. Securities with longer maturities and lower coupons tend to be more sensitive to interest rate changes than those with shorter maturities.

Prepayment Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline homeowners tend to refinance their mortgages. When this occurs, mortgages in the mortgage pools suffer a higher rate of prepayment. As a result, investors in the pools not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price.

Extension Risk:

Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

--------------------------------------------------------------------------------
INVESTMENT GRADE FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Principal Investment Strategies:

The Fund primarily invests in investment grade corporate bonds ("investment grade bonds"). Investment grade bonds offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may also invest to a limited extent in bonds rated below investment grade (commonly called "high yield bonds" or "junk" bonds). The Fund's investments will generally be in bonds of U.S. companies, but may include bonds of foreign companies. The Fund selects bonds primarily on the basis of its own research and investment analysis. The Fund also takes economic and interest rate outlooks into consideration when selecting investments.

Principal Risks:

There are two principal risks of investing in the Fund: credit risk and interest rate risk. The Fund's share price will decline if one or more of its bond holdings is downgraded in rating, or one or more issuers suffers a default, or there is a concern about credit downgrades or defaults in general as a result of a deterioration in the economy as a whole. The Fund's share price will also decline as interest rates rise. Like all bonds, investment grade bonds tend to rise in price when interest rates decline and decline in price when interest rates rise. High yield bonds are subject to greater credit risk but slightly less interest rate risk than investment grade bonds. High yield bonds are also subject to greater market fluctuation. Bonds issued by foreign companies are subject to special risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INVESTMENT GRADE FUND?

The Investment Grade Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking an investment which offers current income and a moderate degree of credit risk,

|X| Are willing to accept fluctuations in the value of your investment and the income it produces as a result of changes in interest rates, credit ratings and the economy, and

|X| Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE INVESTMENT GRADE FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

--------------------------------------------------------------------------------

                              INVESTMENT GRADE FUND

The bar chart contains the following plot points:

                              1992            7.83%
                              1993           11.82%
                              1994           -4.62%
                              1995           19.40%
                              1996            2.39%
                              1997            9.14%
                              1998            8.63%
                              1999           -2.89%
                              2000            8.77%
                              2001            7.51%


During the periods shown, the highest quarterly return was 6.71% (for the quarter ended June 30, 1995) and the lowest quarterly return was -4.01% (for the quarter ended March 31, 1994). The Fund's year-to-date return as of September 30, 2002 was 6.50%.
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)

--------------------------------------------------------------------------------
                                                 CLASS A SHARES  CLASS B SHARES
                             1 YEAR   5 YEARS      (10 YEARS)   (LIFE OF CLASS*)
CLASS A SHARES
Return Before Taxes          1.33%     4.87%        5.96%             N/A
Return After Taxes on
  Distributions             -1.13%     2.32%        3.32%             N/A
Return After Taxes on
Distributions and Sale
  of Fund Shares            -0.16%     2.59%        3.45%             N/A
--------------------------------------------------------------------------------
CLASS B SHARES
-------------------------------------------------------------------------------
Return Before Taxes         2.84%      5.07%         N/A              6.59%

INDEX

Lehman Brothers Credit
Index (reflects no
deduction for fees,
expenses or taxes)         10.31%      7.14%        7.64%             8.61%
--------------------------------------------------------------------------------

*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE LEHMAN BROTHERS CREDIT INDEX IS FOR THE PERIOD 1/12/95 TO 12/31/01.

--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE INVESTMENT GRADE FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       Class A Shares    Class B Shares
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)       5.75%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                          None*             4.00%**
--------------------------------------------------------------------------------

*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------

                                               Total       Fee
                                              Annual      Waiver
                      Distribution             Fund       and/or
                      and Service   Other    Operating   Expense       Net
          Management    (12b-1)   Expenses   Expenses   Assumption  Expenses
           Fees(1)       Fees     (2), (3)   (2) (3)        (1)        (3)

Class A     0.75%       0.25%       0.33%      1.33%       0.23%       1.10%
  Shares

Class B     0.75%       1.00%       0.33%      2.08%       0.23%       1.85%
  Shares
--------------------------------------------------------------------------------
(1) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR FISCAL YEAR ENDING SEPTEMBER 30, 2003. THE BOARD MAY CHANGE OR ELIMINATE THIS WAIVER AT ANY TIME.

(2) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, THE ADVISER ASSUMED FOR EACH CLASS OF SHARES OF THE FUND OTHER EXPENSES THAT WERE IN EXCESS OF 0.25%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD TO ASSUME OTHER EXPENSES IN EXCESS OF 0.25% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003. THE BOARD MAY CHANGE OR ELIMINATE THIS WAIVER AT ANY TIME.

(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES, TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

-----------------------------------------------------------------------------
                      ONE YEAR     THREE YEARS   FIVE YEARS     TEN YEARS
If you redeem your shares:
-----------------------------------------------------------------------------
Class A shares          $681           $951        $1,241         $2,065
-----------------------------------------------------------------------------
Class B shares          $588           $930        $1,298        $2,200*
-----------------------------------------------------------------------------
If you do not redeem your shares:
-----------------------------------------------------------------------------
Class A shares          $681           $951        $1,241         $2,065
-----------------------------------------------------------------------------
Class B shares          $188           $630        $1,098        $2,200*
-----------------------------------------------------------------------------

*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE INVESTMENT GRADE FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Principal Investment Strategies:

The Fund primarily invests in investment grade bonds. Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade debt instruments, including bonds. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund defines investment grade debt instruments as those that are rated within the four highest ratings categories by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or that are unrated but determined by the Fund's Adviser to be of quality equivalent to those within the four highest ratings of Moody's or S&P.

Investment grade bonds generally offer higher yields than Treasury securities of comparable maturities to compensate investors for the risk of default. While the Fund primarily invests in investment grade bonds, it may invest up to 10% of its total assets in bonds rated below investment grade (commonly called "high yield bonds" or "junk bonds"). The Fund's investments will generally be in bonds of U.S. companies but may include bonds of foreign companies.

Although the Fund may diversify among the four investment grade ratings, it may emphasize bonds with higher ratings at times when the economy appears to be weakening and bonds with lower ratings when the economy appears to be improving. The Fund adjusts the average weighted maturity of the bonds in its portfolio based on its interest rate outlook. If it believes that interest rates are likely to fall, it will attempt to buy bonds with longer maturities or sell bonds with shorter maturities. By contrast, if it believes interest rates are likely to rise, it will attempt to buy bonds with shorter maturities or sell bonds with longer maturities. The Fund also attempts to stay broadly diversified, but it may emphasize certain industries based on the outlook for interest rates, economic forecasts and market conditions. The Fund may buy or sell Treasury securities instead of investment grade corporate bonds to adjust the Fund's average weighted maturity.

Although the Fund will consider ratings assigned by ratings services in selecting investments, it relies principally on its own research and investment analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, asset quality, debt levels and management strength. The Fund will not necessarily sell an investment if its rating is reduced. The Fund usually will sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Investment Grade Fund:

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds, but the lowest rating category of investment grade bonds may have speculative characteristics as well. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payment of principal and interest.

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

Liquidity Risk:

High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at reasonable prices, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
FUND FOR INCOME
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

Principal Investment Strategies:

The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as "high yield" or "junk" bonds). These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. The Fund seeks to achieve capital appreciation by investing in high yield bonds with stable to improving credit conditions.

Principal Risks:

There are five principal risks of investing in the Fund.

|X| First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of one or more issuers of bonds owned by the Fund or as a result of a default by one or more issuers. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings.

|X| Second, the value of the Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk or other factors.

|X| Third, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise.

|X| Fourth, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell.

|X| Fifth, high yield bonds issued by foreign companies are subject to additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE FUND FOR INCOME?

The Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

|X| Are seeking an investment that offers a high level of current income and moderate growth potential,

|X| Are willing to accept a high degree of credit risk and market volatility, and

|X| Have a long-term investment horizon and are able to ride out market cycles.

HOW HAS THE FUND FOR INCOME PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------
                                FUND FOR INCOME

     The bar chart contains the following plot points:

                                1992            16.70%
                                1993            18.06%
                                1994             0.58%
                                1995            18.54%
                                1996            13.40%
                                1997            12.62%
                                1998             3.32%
                                1999             3.31%
                                2000            -6.12%
                                2001             0.03%

During the periods shown, the highest quarterly return was 7.60% (for the quarter ended March 31, 1992) and the lowest quarterly return was -5.63% (for the quarter ended December 31, 2000). The Fund's year-to-date return as of September 30, 2002 was -6.32%.
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2001)

--------------------------------------------------------------------------------
                                             CLASS A SHARES    CLASS B SHARES
                        1 YEAR     5 YEARS    (10 YEARS)      (LIFE OF CLASS*)
CLASS A SHARES

Return Before Taxes                -5.64%    1.26%        7.07%             N/A
Return After Taxes on
  Distributions                    -9.34%    -2.48%       3.23%             N/A
Return After Taxes on
Distributions and Sale of Fund
  Shares                           -6.26%    -0.76%       3.84%             N/A
--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
Return Before Taxes                -4.39%    1.42%         N/A             5.42%

INDEX

Credit Suisse First Boston High
Yield Index (reflects no
deduction for fees, expenses,
or taxes)                          6.25%     2.92%        7.67%            6.20%
--------------------------------------------------------------------------------

*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 1/12/95 TO 12/31/01.

--------------------------------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF THE FUND FOR INCOME?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A Shares    Class B Shares
--------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases (as a
percentage of offering price)                   5.75%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None*             4.00%**
--------------------------------------------------------------------------------

*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE

**4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES  THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------

                                     Distribution                     Total
                                     and Service                   Annual Fund
                     Management        (12b-1)        Other         Operating
                        Fees             Fees       Expenses(1)    Expenses(1)

Class A Shares         0.74%            0.30%          0.31%          1.35%

Class B Shares         0.74%            1.00%          0.31%          2.05%
--------------------------------------------------------------------------------

(1) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES OR TOTAL ANNUAL FUND OPERATING EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                      ONE YEAR       THREE YEARS      FIVE YEARS       TEN YEARS
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $705             $978           $1,272           $2,105
--------------------------------------------------------------------------------
Class B shares          $608             $943           $1,303          $2,200*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares          $705             $978           $1,272           $2,105
--------------------------------------------------------------------------------
Class B shares          $208             $643           $1,103          $2,200*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

THE FUND IN DETAIL

WHAT ARE THE FUND FOR INCOME'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks high current income and secondarily seeks capital appreciation.

Principal Investment Strategies:

The Fund primarily invests in a high yield, below investment grade corporate bonds commonly known as "high yield" or "junk" bonds. High yield bonds include both bonds that are rated below Baa by Moody's Investors Service, Inc. or below BBB by Standard & Poor's Ratings Group as well as unrated bonds that are determined by the Fund's adviser to be of equivalent quality. High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries.

The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the overall economic outlook, the issuer's competitive position, the outlook of its industry, its managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows deteriorating fundamentals or falls short of the portfolio manager's expectations.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Fund For Income:

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

Market Risk:

The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market's psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. The prices of high yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

Interest Rate Risk:

The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.

Liquidity Risk:

High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

Foreign Investment Risk:

Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign securities markets.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Funds. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of September 30, 2002, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of each Fund's operations. For the fiscal year ended September 30, 2002, FIMCO received advisory fees as follows: 0.50% of average daily net assets, net of any waiver, for Cash Management Fund; 0.60% of average daily net assets, net of any waiver, for Government Fund; 0.60% of average daily net assets, net of any waiver, for Investment Grade Fund; and 0.74% of average daily net assets, net of any waiver, for Fund For Income.

Clark D. Wagner serves as Portfolio Manager of Government Fund. Mr. Wagner is FIMCO's Director of Fixed Income. He was Chief Investment Officer of FIMCO from 1992-2001. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds.

Greg Miller and Richard T. Bourke serve as Co-Portfolio Managers of Fund For Income. Messrs. Miller and Bourke also serve as Co-Portfolio Managers of other First Investors Funds. Mr. Miller joined First Investors in 1991 as a securities analyst for the High Yield Department. Mr. Bourke joined First Investors in 1997 as an analyst.

George V. Ganter serves as Portfolio Manager of Investment Grade Fund. Prior to January 2002, he was Co-Portfolio manager of the Investment Grade Fund. Mr. Ganter also manages another First Investors Fund. He joined FIMCO in 1985 as a Senior Investment Analyst.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?

The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate its NAV, each Fund first values its assets, subtracts its liabilities and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

For each Fund, other than Cash Management Fund, the Fund's assets are generally valued on the basis of market quotations, last sale prices or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.

The Cash Management Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of share.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000 to open a non-retirement Fund account. Subsequent payments can be made in any amount. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open any Fund account with small monthly payments. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices prior to the close of our business, which generally occurs at 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

The following tables describe the sales charge for Class A shares and contingent deferred sales charge ("CDSC") for Class B shares. As described in the Shareholder Manual, sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon and your preference for paying the sales charge initially or later. If you fail to tell us what Class of shares you want, we will purchase Class A shares for you.


--------------------------------------------------------------------------------
                                 CLASS A SHARES*

Class A shares of each Fund, except Cash Management Fund, are sold at the public offering price, which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below. Cash Management Fund's Class A shares are sold at NAV without any initial or deferred sales charge.

                                                           SALES CHARGE AS A
YOUR INVESTMENT         SALES CHARGE AS A PERCENTAGE       PERCENTAGE OF NET
                             OF OFFERING PRICE              AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $100,000                 5.75%                           6.10%
--------------------------------------------------------------------------------
$100,000-$249,999                   4.50                           4.71
--------------------------------------------------------------------------------
$250,000-$499,999                   3.50                           3.63
--------------------------------------------------------------------------------
$500,000-$999,999                   2.50                           2.56
--------------------------------------------------------------------------------
$1,000,000 or more                   0*                             0*
--------------------------------------------------------------------------------

*IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.

--------------------------------------------------------------------------------
                                  CLASS B SHARES*

Class B shares are sold at net asset value without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.
                                      CSDC AS A PERCENTAGE OF PURCHASE PRICE
YEAR OF REDEMPTION                             OR NAV AT REDEMPTION
--------------------------------------------------------------------------------
Within the 1st or 2nd year                              4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                               3
--------------------------------------------------------------------------------
In the 5th year                                          2
--------------------------------------------------------------------------------
In the 6th year                                          1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                         0
--------------------------------------------------------------------------------

* THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL THOSE SHARES THAT HAVE THE LOWEST CDSC.

CLASS B SHARES OF THE CASH MANAGEMENT FUND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. THEY MAY BE ACQUIRED ONLY THROUGH AN EXCHANGE FROM THE CLASS B SHARES OF ANOTHER FIRST INVESTORS FUND. WHILE AN EXCHANGE WILL BE PROCESSED AT THE RELATIVE NAVS OF THE SHARES INVOLVED, ANY CDSC ON THE SHARES BEING EXCHANGED WILL CARRY OVER TO THE NEW SHARES.

Except for Cash Management Fund, each Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. Cash Management Fund has only one plan, which is for its Class B shares. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, N.J. 07095-1198.

Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

Government Fund, Investment Grade Fund and Fund For Income will declare on a daily basis, and pay on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually at the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

The Cash Management Fund will declare daily, and pay monthly, dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Cash Management Fund does not expect to realize any long-term capital gains.

Dividends and other distributions paid on both classes of each Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of each Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and distributions in additional Fund shares to you in accordance with our "Returned Mail" policy, as described in our Shareholder Manual. No interest will be paid to you while a distribution remains uninvested.

A dividend or distribution paid on a class of shares will be paid in additional shares of the distributing class if it is under $10 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).


WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by each Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account or other tax-deferred account. Dividends and distributions of net short-term capital gains (if any) are taxable to you as ordinary income. Distributions of net long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If the Cash Management Fund maintains a stable share price of $1.00, your sale or exchange of Fund shares will not result in recognition of any taxable gain or loss.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, is included in the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------------------------------------------------------------------
PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------------
              NET ASSET   INCOME FROM                                   LESS DISTRIBUTIONS
              VALUE AT    INVESTMENT OPERATIONS                         FROM
              BEGINNING
              OF PERIOD   Net           Net Realized    Total from      Net             Net Realized    Total
                          Investment    and             Investment      Investment      Gain            Distributions
                          Income        Unrealized      Operations      Income
                          (Loss)        Gain (Loss)
                                        on Investments
-------------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------------
1997(d)         $1.00      $.049            --           $.049           $.049                --          $.049

1998(d)          1.00       .048            --            .048            .048                --           .048

1999(c)          1.00       .032            --            .032            .032                --           .032

2000(e)          1.00       .054            --            .054            .054                --           .054

2001(e)          1.00       .050            --            .050            .050                --           .050

2002(e)          1.00       .014            --            .014            .014                --           .014
-------------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------------
1997(d)         $1.00      $.041            --           $.041           $.041                --          $.041

1998(d)          1.00       .041            --            .041            .041                --           .041

1999(c)          1.00       .027            --            .027            .027                --           .027

2000(e)          1.00       .046            --            .046            .046                --           .046

2001(e)          1.00       .040            --            .040            .040                --           .040

2002(e)          1.00       .006            --            .006            .006                --           .006
-------------------------------------------------------------------------------------------------------------------------

*       CALCULATED WITHOUT SALES CHARGES.
+       ANNUALIZED.
++      NET OF EXPENSES WAIVED OR ASSUMED.
(c)     FOR THE PERIOD JANUARY 1, 1999 TO SEPTEMBER 30, 1999.
(d)     FOR THE FISCAL YEAR ENDED DECEMBER 31.
(e)     FOR THE FISCAL YEAR ENDED SEPTEMBER 30.

-----------------------------------------------------------------------------------------------

              TOTAL       RATIOS/SUPPLEMENTAL DATA
              RETURN
-----------------------------------------------------------------------------------------------
 NET          TOTAL       NET         RATIO TO AVERAGE          RATIO TO AVERAGE     PORTFOLIO
 ASSET        RETURN*     ASSETS AT   NET ASSETS++              NET ASSETS           TURNOVER
 VALUE AT     (%)         END OF                                BEFORE EXPENSES      RATE (%)
 END OF                   PERIOD      Expenses   Net            WAIVED OR ASSUMED
 PERIOD                   (IN         (%)        Investment
                          MILLIONS)              Income         Expenses   Net
                                                 (Loss)(%)      (%)        Investment
                                                                           Income
                                                                           (Loss)(%)
-----------------------------------------------------------------------------------------------
 CLASS A
-----------------------------------------------------------------------------------------------
   $1.00      4.98       $140         .77        4.87           1.19       4.45          --
    1.00      4.92        160         .80        5.00           1.14       4.66          --
    1.00      3.29        158         .80+       4.33+          1.14+      3.99+         --
    1.00      5.50        182         .80        5.36           1.08       5.08          --
    1.00      4.63        204         .80        4.52            .99       4.33          --
    1.00      1.38        193         .80        1.38            .90       1.28          --
-----------------------------------------------------------------------------------------------
 CLASS B
-----------------------------------------------------------------------------------------------
   $1.00      4.20      $  .3        1.52        4.12          1.94       3.70           --
    1.00      4.14        1          1.55        4.25          1.89       3.91           --
    1.00      2.72        2          1.55+       3.58+         1.89+      3.24+          --
    1.00      4.72        2          1.55        4.61          1.83       4.33           --
    1.00      3.85        4          1.55        3.77          1.74       3.58           --
    1.00      0.63        6          1.55         .63          1.65        .53           --
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------
              NET ASSET   INCOME FROM                                   LESS DISTRIBUTIONS
              VALUE AT    INVESTMENT OPERATIONS                         FROM
              BEGINNING
              OF PERIOD   Net           Net Realized    Total from      Net             Net Realized    Total
                          Investment    and             Investment      Investment      Gain            Distributions
                          Income        Unrealized      Operations      Income
                          (Loss)        Gain (Loss)
                                        on Investments
----------------------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------------------
1997(d)         $11.05     $.69             $.21         $.90            $.66              --             $.66
1998(a)          11.29      .49              .18          .67             .47              --              .47
1999(e)          11.49      .63             (.58)         .05             .61              --              .61
2000(e)          10.93      .65              .02          .67             .66              --              .66
2001(e)          10.94      .64              .48         1.12             .65              --              .65
2002(e)          11.41      .59              .09          .68             .59              --              .59
----------------------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------------------
1997(d)         $11.04     $.61             $.21          .82            $.59             --              $.59
1998(a)          11.27      .42              .19          .61             .40             --               .40
1999(e)          11.48      .54             (.57)        (.03)            .53             --               .53
2000 (e)         10.92      .57              .02          .59             .58             --               .58
2001(e)          10.93      .55              .49         1.04             .56             --               .56
2002(e)          11.41      .50              .09          .59             .51             --               .51
----------------------------------------------------------------------------------------------------------------------

*       CALCULATED WITHOUT SALES CHARGES.
+       ANNUALIZED.
++      NET OF EXPENSES WAIVED OR ASSUMED.
(a)     FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998.
(d)     FOR THE FISCAL YEAR ENDED DECEMBER 31.
(e)     FOR THE FISCAL YEAR ENDED SEPTEMBER 30.


---------------------------------------------------------------------------------------------------

              TOTAL       RATIOS/SUPPLEMENTAL DATA
              RETURN
---------------------------------------------------------------------------------------------------
 NET          TOTAL       NET         RATIO TO AVERAGE          RATIO TO AVERAGE     PORTFOLIO
 ASSET        RETURN*     ASSETS AT   NET ASSETS++              NET ASSETS           TURNOVER
 VALUE AT     (%)         END OF                                BEFORE EXPENSES      RATE (%)
 END OF                   PERIOD      Expenses   Net            WAIVED OR ASSUMED
 PERIOD                   (IN         (%)        Investment
                          MILLIONS)              Income         Expenses   Net
                                                 (Loss)(%)      (%)        Investment
                                                                           Income
                                                                           (Loss)(%)
---------------------------------------------------------------------------------------------------
 CLASS A
---------------------------------------------------------------------------------------------------
  $11.29         8.40       $170      1.34       6.16           1.64        5.86       134
   11.49         6.03        161      1.28+      5.71+          1.62+       5.37+       62
   10.93          .50        140      1.19       5.58           1.57        5.20        99
   10.94         6.38        124      1.12       6.05           1.55        5.62        26
   11.41        10.49        137      1.10       5.70           1.53        5.27        59
   11.50         6.16        168      1.10       5.21           1.56        4.75        75
---------------------------------------------------------------------------------------------------
 CLASS B
---------------------------------------------------------------------------------------------------
  $11.27         7.60         $2      2.04       5.46           2.34        5.16       134
   11.48         5.54          3      1.98+      5.01+          2.32+       4.67+       62
   10.92         (.25)         3      1.93       4.84           2.31        4.46        99
   10.93         5.56          3      1.87       5.30           2.30        4.87        26
   11.41         9.77          6      1.85       4.95           2.28        4.52        59
   11.49         5.29         16      1.85       4.46           2.31        4.00        75

---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT GRADE FUND
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
              NET ASSET   INCOME FROM                                   LESS DISTRIBUTIONS
              VALUE AT    INVESTMENT OPERATIONS                         FROM
              BEGINNING
              OF PERIOD   Net           Net Realized    Total from      Net             Net Realized    Total
                          Investment    and             Investment      Investment      Gain            Distributions
                          Income        Unrealized      Operations      Income
                          (Loss)        Gain (Loss)
                                        on Investments
-----------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------
1997(d)         $9.93      $.62              $.25        $.87            $.61              $.03           $.64
1998(a)         10.16       .46               .36         .82             .45                --            .45
1999(e)         10.53       .57              (.79)       (.22)            .58               .07            .65
2000(e)          9.66       .60              (.14)        .46             .58               .01            .59
2001(e)          9.53       .61               .41        1.02             .63                --            .63
2002(e)**        9.92       .55               .07         .62             .58                --            .58
-----------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------
1997(d)         $9.94      $.55              $.26         $.81           $.55              $.03           $.58
1998(a)         10.17       .41               .36          .77            .40                --            .40
1999(e)         10.54       .50              (.79)        (.29)           .51               .07            .58
2000(e)          9.67       .54              (.14)         .40            .52               .01            .53
2001(e)          9.54       .54               .41          .95            .56                --            .56
2002(e)**        9.93       .48               .06          .54            .51                --            .51
-----------------------------------------------------------------------------------------------------------------------
*       CALCULATED WITHOUT SALES CHARGES.
**      PRIOR TO OCTOBER 1, 2001, THE INVESTMENT GRADE FUND DID NOT AMORTIZE
        PREMIUMS ON DEBT SECURITIES. THE PER SHARE DATA AND RATIOS PRIOR TO
        OCTOBER 1, 2001 HAVE NOT BE RESTATED. THE CUMULATIVE EFFECT OF THIS
        ACCOUNTING CHANGE HAD NO IMPACT ON TOTAL NET ASSETS OF THE FUND.
+       ANNUALIZED.
++      NET OF EXPENSES WAIVED OR ASSUMED.
(a)     FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998.
(d)     FOR THE FISCAL YEAR ENDED DECEMBER 31.
(e)     FOR THE FISCAL YEAR ENDED SEPTEMBER 30.


-----------------------------------------------------------------------------------------------------------------------

              TOTAL       RATIOS/SUPPLEMENTAL DATA
              RETURN
-----------------------------------------------------------------------------------------------------------------------
 NET          TOTAL       NET         RATIO TO AVERAGE          RATIO TO AVERAGE     PORTFOLIO
 ASSET        RETURN*     ASSETS AT   NET ASSETS++              NET ASSETS           TURNOVER
 VALUE AT     (%)         END OF                                BEFORE EXPENSES      RATE (%)
 END OF                   PERIOD      Expenses   Net            WAIVED OR ASSUMED
 PERIOD                   (IN         (%)        Investment
                          MILLIONS)              Income         Expenses   Net
                                                 (Loss)(%)      (%)        Investment
                                                                           Income
                                                                           (Loss)(%)
-----------------------------------------------------------------------------------------------------------------------
 CLASS A
-----------------------------------------------------------------------------------------------------------------------
  $10.16         9.14      $45        1.11       6.18           1.43        5.86        34
   10.53         8.29       50        1.10+      6.02+          1.40+       5.72+       49
    9.66        (2.21)      49        1.10       5.70           1.38        5.42        18
    9.53         5.03       47        1.10       6.36           1.35        6.11        62
    9.92        10.93       65        1.10       6.22           1.28        6.04        21
    9.96         6.48      102        1.10       5.63           1.33        5.40        13
-----------------------------------------------------------------------------------------------------------------------
 CLASS B
-----------------------------------------------------------------------------------------------------------------------
  $10.17         8.40       $3        1.81       5.48           2.13        5.16        34
   10.54         7.73        5        1.80+      5.32+          2.10+       5.02+       49
    9.67        (2.90)       7        1.80       5.00           2.08        4.72        18
    9.54         4.31        8        1.80       5.66           2.05        5.41        62
    9.93        10.15       13        1.84       5.48           2.02        5.30        21
    9.96         5.61       23        1.85       4.88           2.08        4.65        13
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND FOR INCOME
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
              NET ASSET   INCOME FROM                                   LESS DISTRIBUTIONS
              VALUE AT    INVESTMENT OPERATIONS                         FROM
              BEGINNING
              OF PERIOD   Net           Net Realized    Total from      Net             Net Realized    Total
                          Investment    and             Investment      Investment      Gain            Distributions
                          Income        Unrealized      Operations      Income
                          (Loss)        Gain (Loss)
                                        on Investments
-----------------------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------------------
1997(d)         $4.29      $.38             $.14         $.52            $.38              --             $.38
1998(a)          4.43       .29             (.26)         .03             .29              --              .29
1999(e)          4.17       .40             (.27)         .13             .38              --              .38
2000(e)          3.92       .35             (.26)         .09             .38              --              .38
2001(e)          3.63       .33             (.68)        (.35)            .35              --              .35
2002(e)**        2.93       .26             (.29)        (.03)            .26              --              .26
-----------------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------------
1997(d)         $4.28      $.34             $.15         $.49            $.35              --             $.35
1998(a)          4.42       .26             (.26)          --             .26              --              .26
1999(e)          4.16       .37             (.27)         .10             .36              --              .36
2000(e)          3.90       .33             (.26)         .07             .36              --              .36
2001(e)          3.61       .31             (.67)        (.36)            .33              --              .33
2002(e)**        2.92       .24             (.30)        (.06)            .23              --              .23
-----------------------------------------------------------------------------------------------------------------------
*        CALCULATED WITHOUT SALES CHARGES.
**       PRIOR TO OCTOBER 1, 2001, THE FUND FOR INCOME DID NOT AMORTIZE PREMIUMS
         ON DEBT SECURITIES. THE PER SHARE DATA AND RATIOS PRIOR TO OCTOBER 1,
         2001 HAVE NOT BE RESTATED. THE CUMULATIVE EFFECT OF THIS ACCOUNTING
         CHANGE HAD NO IMPACT ON TOTAL NET ASSETS OF THE FUND.
+        ANNUALIZED.
++       NET OF EXPENSES WAIVED OR ASSUMED.
(a)      FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998.
(d)      FOR THE FISCAL  YEAR ENDED DECEMBER 31.
(e)      FOR THE FISCAL YEAR ENDED SEPTEMBER 30.

---------------------------------------------------------------------------------------------------
              TOTAL       RATIOS/SUPPLEMENTAL DATA
              RETURN
---------------------------------------------------------------------------------------------------
 NET          TOTAL       NET         RATIO TO AVERAGE          RATIO TO AVERAGE     PORTFOLIO
 ASSET        RETURN*     ASSETS AT   NET ASSETS++              NET ASSETS           TURNOVER
 VALUE AT     (%)         END OF                                BEFORE EXPENSES      RATE (%)
 END OF                   PERIOD      Expenses   Net            WAIVED OR ASSUMED
 PERIOD                   (IN         (%)        Investment
                          MILLIONS)              Income         Expenses   Net
                                                 (Loss)(%)      (%)        Investment
                                                                           Income
                                                                           (Loss)(%)
---------------------------------------------------------------------------------------------------
 CLASS A
---------------------------------------------------------------------------------------------------
    $4.43        12.62     $439       1.15       8.63           N/A         N/A         45
     4.17          .49      410       1.27+      8.68+          N/A         N/A         28
     3.92         3.13      389       1.29       9.71           N/A         N/A         28
     3.63         2.46      501       1.29       9.55           N/A         N/A         14
     2.93       (10.20)     418       1.30       9.81           N/A         N/A         18
     2.64        (1.52)     397       1.35       8.90           N/A         N/A         20
---------------------------------------------------------------------------------------------------
 CLASS B
---------------------------------------------------------------------------------------------------
    $4.42        11.95       $6       1.85       7.93           N/A          N/A        45
     4.16         (.06)       9       1.97+      7.98+          N/A          N/A        28
     3.90         2.29       14       1.99       9.01           N/A          N/A        28
     3.61         1.81       23       1.99       8.85           N/A          N/A        14
     2.92       (10.62)      22       2.00       9.11           N/A          N/A        18
     2.63        (2.33)      24       2.05       8.20           N/A          N/A        20
---------------------------------------------------------------------------------------------------

[FIRST INVESTORS LOGO]

CASH MANAGEMENT
GOVERNMENT
INVESTMENT GRADE
FUND FOR INCOME


For information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: These Reports include each Fund's holdings of the Funds as well as a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.


To obtain free copies of Reports, the SAI and the Shareholder Manual or to request other information, contact the Funds at:


ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, N.J.  07095-1198
TELEPHONE:  1-800-423-4026


To obtain information about the Funds, including your account balance and transaction history, you may also visit our website at: www.firstinvestors.com. To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including reports, the Shareholder Manual and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

                                                  (Investment Company Act File
                                                  No: 811-2860; 811-3967,
                                                  811-5690, 811-2107)

                                 FIRST INVESTORS
                       TAXABLE BOND AND MONEY MARKET FUNDS

FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
    a SERIES OF FIRST INVESTORS SERIES FUND
FIRST INVESTORS FUND FOR INCOME, INC.

95 Wall Street
New York, New York  10005
1-800-423-4026
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 31, 2002

      This is a Statement of Additional Information ("SAI") for FIRST INVESTORS CASH MANAGEMENT FUND, INC. ("CASH MANAGEMENT FUND"), FIRST INVESTORS GOVERNMENT FUND, INC. ("GOVERNMENT FUND"), FIRST INVESTORS INVESTMENT GRADE FUND ("INVESTMENT GRADE FUND"), a series of FIRST INVESTORS SERIES FUND ("SERIES FUND"), and FIRST INVESTORS FUND FOR INCOME, INC. ("FUND FOR INCOME"). Series Fund offers five separate series, one of which, INVESTMENT GRADE FUND, is described in this SAI, while FUND FOR INCOME, GOVERNMENT FUND and CASH MANAGEMENT FUND each offers one series. GOVERNMENT FUND, INVESTMENT GRADE FUND, FUND FOR INCOME and CASH MANAGEMENT FUND are referred to herein collectively as "Funds."

      This SAI is not a prospectus. It should be read in conjunction with each Fund's Prospectus dated December 31, 2002, which may be obtained free of cost from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

      This SAI is divided into two parts - Part I and Part II. Part I contains information that is particular to each Fund that is described in this SAI, while
Part II contains information that generally applies to each of the funds in the First Investors Family of Funds.

                            TABLE OF CONTENTS - PART I
                            --------------------------
                                                                            PAGE
                                                                            ----

HISTORY AND CLASSIFICATION OF THE FUNDS........................................2
INVESTMENT STRATEGIES, POLICIES AND RISKS......................................2
PORTFOLIO TURNOVER.............................................................3
MANAGEMENT OF THE FUNDS........................................................3
ADVISORY AGREEMENTS AND FEES...................................................7
UNDERWRITER AND DEALERS........................................................9
DISTRIBUTION PLANS.............................................................9
ALLOCATION OF PORTFOLIO BROKERAGE.............................................10
PERFORMANCE INFORMATION.......................................................11
PURCHASES, REDEMPTIONS, SALES LOADS AND PRICING OF FUND SHARES................14
TAXES.........................................................................14
BENEFICIAL OWNERSHIP INFORMATION..............................................14
FINANCIAL STATEMENTS..........................................................15
APPENDIX A INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS TAXABLE BOND
  FUNDS......................................................................A-1
APPENDIX B INVESTMENT POLICIES OF THE FIRST INVESTORS TAXABLE BOND FUNDS.....B-1
APPENDIX C TAXES.............................................................C-1
APPENDIX D FIRST INVESTORS SHAREHOLDER MANUAL................................D-1

                     HISTORY AND CLASSIFICATION OF THE FUNDS

      CASH MANAGEMENT FUND was incorporated in the state of Maryland on October 16, 1978. The Fund's authorized capital stock consists of shares of common stock, all of one series, with a par value per share of $0.01. The Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the Fund's Board of Directors shall from time to time establish. The shares of common stock of the Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of shares represents interests in the same assets, has equal voting rights, and votes together except on matters that are particular to one class of shares.

      GOVERNMENT FUND was incorporated in the state of Maryland on September 21, 1983. GOVERNMENT FUND'S authorized capital stock consists of shares of common stock, all of one series, with a par value per share of $.01. The Fund is authorized to issue shares of common stock in such separate and distinct series and classes of shares as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of the Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of shares represents interests in the same assets, has equal voting rights, and votes together except on matters that are particular to one class of shares.

      SERIES FUND is a Massachusetts business trust organized on September 23, 1988. SERIES FUND is authorized to issue shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board of Trustees shall from time to time establish. The shares of beneficial interest of SERIES FUND are presently divided into five separate and distinct series, each having two classes, designated Class A shares and Class B shares. Each class of shares represents interests in the assets of a series, has equal voting rights, and votes together except on matters that are particular to one class of shares.

      FUND FOR INCOME was incorporated in the state of Maryland on August 20, 1970. FUND FOR INCOME'S authorized capital stock consists of shares of common stock, all of one series, with a par value per share of $1.00. The Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of the Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of shares represents interests in the same assets, has equal voting rights, and votes together except on matters that are particular to one class of shares.

      The Funds are not required to hold annual shareholder meetings. The Board of Directors/Trustees ("Board") of each Fund may, in its discretion, call a shareholders' meeting. Furthermore, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Fund's Board will call a special meeting of shareholders for any purpose, including the removal of Directors/Trustees.

       Each Fund is a diversified open-end management investment company.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

      Each Fund's objectives, principal investment strategies, and principal risks are described in the prospectus of the Fund. A summary of each of the investment strategies that are used by each Fund is set forth in Appendix A to
Part I of this SAI. Each Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies. These policies are set forth in Appendix B to Part I of this SAI. Part II of this SAI provides more detailed descriptions of the investment strategies and risks that may be used by the Funds.

                               PORTFOLIO TURNOVER

      The following table reflects the portfolio turnover rate with respect to each Fund for the fiscal years ended September 30, 2001 and September 30, 2002.
Part II of this SAI provides additional information concerning portfolio turnover, including the methodology that is used to compute portfolio turnover rates.

--------------------------------------------------------------------------------
                            PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
                                 FISCAL YEAR ENDED          FISCAL YEAR ENDED
FUND                             SEPTEMBER 30, 2001        SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
Cash Management                         N/A                        N/A
--------------------------------------------------------------------------------
Government                              59%                        75%
--------------------------------------------------------------------------------
Investment Grade                        21%                        13%
--------------------------------------------------------------------------------
Fund For Income                         18%                        20%
--------------------------------------------------------------------------------


                             MANAGEMENT OF THE FUNDS

      The First Investors Family of Funds share one common investment adviser, First Investors Management Co. ("FIMCO"), and one common Board. Part II of the SAI contains additional information concerning FIMCO, the responsibilities of the Board and any standing committees of the Board, the Code of Ethics that has been adopted by the Board, the investment advisory agreements of the Funds ("Advisory Agreements"), the subadvisory agreements of the Funds that have subadvisers ("Subadvisory Agreements"), and the material factors that were considered by the Board in approving the Advisory and Subadvisory Agreements.

      Set forth below is information about the Directors/Trustees, including information about their principal occupations (if any) during the past five years, their investments in the First Investors Funds, and their compensation as Directors/Trustees. Information is also set forth concerning Fund officers who are not Directors/Trustees.

                                             DIRECTORS/TRUSTEES AND OFFICERS
                                             -------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED DIRECTORS/TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                    POSITION(S) HELD WITH                                  PORTFOLIO        OTHER
                                      FUNDS COVERED BY                                       IN FUND     TRUSTEESHIPS
NAME, DATE OF BIRTH AND               THIS SAI AND LENGTH   PRINCIPAL OCCUPATION(S) DURING   COMPLEX     DIRECTORSHIPS
ADDRESS*                                  OF SERVICE*               PAST 5 YEARS             OVERSEEN         HELD
-------------------------------------------------------------------------------------------------------------------------
Robert M. Grohol         1/16/1932    Director/ Trustee             None/Retired                 50            None
                                       since 6/30/2000

-------------------------------------------------------------------------------------------------------------------------

Rex R. Reed                           Director/ Trustee             None/Retired                 50            None
                         3/19/1922     since 3/31/1984

-------------------------------------------------------------------------------------------------------------------------

Herbert Rubinstein       6/14/1921    Director/ Trustee             None/Retired                 50            None
                                       since 9/20/1979

-------------------------------------------------------------------------------------------------------------------------

James M. Srygley        10/17/1932    Director/ Trustee       Owner Hampton Properties           50            None
                                       since 1/19/1995      (real property management and
                                                                    investments)

-------------------------------------------------------------------------------------------------------------------------

Robert F. Wentworth       7/5/1929      Director/ Trustee             None/Retired                 50            None
                                       since 10/15/1992

-------------------------------------------------------------------------------------------------------------------------


*Each  Director/Trustee  serves for an  indefinite  term with the Funds covered by the SAI,  until his/her  successor is elected.  Unless otherwise  noted,  each  Director/Trustee's  address is c/o First Investors Legal  Department,  95 Wall
Street, New York, NY 10005.

                                                           I-3


-------------------------------------------------------------------------------------------------------------------------

                                             INTERESTED DIRECTORS/TRUSTEES**
-------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                       POSITION(S) HELD                                       PORTFOLIO        OTHER
                                      WITH FUNDS COVERED                                       IN FUND     TRUSTEESHIPS
                                       BY THIS SAI AND     PRINCIPAL OCCUPATION(S) DURING      COMPLEX     DIRECTORSHIPS
NAME, DATE OF BIRTH AND ADDRESS*      LENGTH OF SERVICE*            PAST 5 YEARS               OVERSEEN         HELD
-------------------------------------------------------------------------------------------------------------------------
Glenn O. Head        8/16/1925          Director/Trustee    Chairman of First Investors           50           None
c/o First Investors                        since 1968       Corporation, Chairman of First
Management Company, Inc.                                    Investors Consolidated
95 Wall Street                                              Corporation, Chairman of First
New York, NY  10005                                         Investors Management Company,
                                                            Inc., Chairman of
                                                            Administrative Data Management
                                                            Corp., and officer of other
                                                            affiliated companies.***

-------------------------------------------------------------------------------------------------------------------------
Kathryn S. Head     12/31/1955          President since     Vice President of First               50           None
c/o First Investors                          2001;          Investors Corporation,
Management Company, Inc.                Director/Trustee    President of First Investors
581 Main Street                         since 3/17/1994     Consolidated Corporation,
Woodbridge, NJ  07095-1198                                  President of First Investors
                                                            Management Company, Inc.,
                                                            President of Administrative
                                                            Data Management Corp.,
                                                            Chairman of First Investors
                                                            Federal Savings Bank and
                                                            officer of other affiliated
                                                            companies.***

-------------------------------------------------------------------------------------------------------------------------
Larry R. Lavoie        9/12/1947        Director/Trustee    General Counsel of First              50           None
c/o First Investors                     since 9/17/1998     Investors Corporation and
Management Company, Inc.                                    other affiliated companies.***
95 Wall Street
New York, NY  10005

-------------------------------------------------------------------------------------------------------------------------
John T. Sullivan      1/18/1932         Director/Trustee    Of Counsel of Hawkins,                50           None
c/o First Investors                     since 9/20/1979     Delafield & Wood; Director and
Management Company, Inc.                                    Chairman of Executive
95 Wall Street                                              Committee of First Investors
New York, NY  10005                                         Corporation.
-------------------------------------------------------------------------------------------------------------------------

**Mr. Head and Ms. Head are Interested  Director/Trustees  because (a) they are indirect owners of securities  issued by the adviser and principal  underwriter of the Funds,  (b) they are officers,  directors and employees of the adviser and principal  underwriter of the Funds,  and (c) they are officers of the Funds.  Ms. Head is the daughter of Mr. Head. Mr.
Lavoie is an  Interested  Director/Trustee  of the funds because he owns  securities  issued by and is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an Interested  Director/Trustee because he is a director and Chairman of the Executive Committee of First Investors Corporation.

***Other affiliated companies consist of: First Investors Realty Company,  Inc., First Investors Life Insurance Company,
First Investors Leverage Corporation,  Route 33 Realty Corporation,  First Investors Credit Funding Corporation,  N.A.K.
Realty Corporation,  Real Property Development Corporation,  School Financial Management Services, Inc., First Investors
Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.

****Each date indicates a Director's/Trustee's appointment/election to the Board of the First Investors Family of Funds.
Where a Director/Trustee was elected/appointed to the Board prior to a Fund's inception, the Director/Trustee has been a member of that Fund's Board since the Fund's inception.


                                                           I-4

----------------------------------------------------------------------------------------------------------------------
                                         OFFICERS WHO ARE NOT DIRECTORS/TRUSTEES

----------------------------------------------------------------------------------------------------------------------
                                         POSITION(S) HELD WITH
                                       FUNDS COVERED BY THIS SAI
NAME, DATE OF BIRTH AND ADDRESS        AND LENGTH OF SERVICE*****     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------

Dennis T. Fitzpatrick     5/15/1958      Vice President, Series    Portfolio Manager of First Investors Management
c/o First Investors                         Fund, since 1998       Company, Inc.
Management Company, Inc.
95 Wall Street
New York, NY  10005

----------------------------------------------------------------------------------------------------------------------
Clark D. Wagner           2/25/1959         Vice President,        Director of Fixed Income (previously, Chief
c/o First Investors                       Government Fund and      Investment Officer) of First Investors Management
Management Company, Inc.                Series Fund, since 1991    Company, Inc.
95 Wall Street
New York, NY  10005

----------------------------------------------------------------------------------------------------------------------
Michael J. O'Keefe       11/24/1965       Vice President, Cash     Portfolio Manager of First Investors Management
c/o First Investors                      Management Fund, since    Company, Inc.
Management Company, Inc.                          1996
95 Wall Street
New York, NY  10005

----------------------------------------------------------------------------------------------------------------------
George V. Ganter         5/29/1952       Vice President, Series    Portfolio Manger of First Investors Management
c/o First Investors                         Fund, since 2000       Company, Inc.
Management Company, Inc.
95 Wall Street
New York, NY  10005

----------------------------------------------------------------------------------------------------------------------
Joseph I. Benedek      8/2/1957           Treasurer since 1988     Treasurer and Principal Accounting Officer of
c/o First Investors                                                First Investors Management Company, Inc.
Management Company, Inc.
581 Main Street
Woodbridge, NJ  07095-1198

----------------------------------------------------------------------------------------------------------------------
Concetta Durso           9/12/1931         Vice President and      Vice President of First Investors Management
c/o First Investors                       Secretary since 1984     Company, Inc. and Vice President and Secretary of
Management Company, Inc.                                           the First Investors Family of Funds
95 Wall Street
New York, NY  10005

----------------------------------------------------------------------------------------------------------------------


*****Each date indicates an Officer's  appointment to a Fund's Board. Where an appointment date occurs prior to a Fund's inception, the Officer has been a member of that Fund's Board since the Fund's inception.

                                                           I-5


                                       DIRECTOR OWNERSHIP OF FIRST INVESTORS FUNDS
                                                 AS OF DECEMBER 2, 2002

--------------------------------------------------------------------------------------------------------------------------

                                                 DISINTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------------------------------

                                                                                           AGGREGATE DOLLAR RANGE OF
                                                                  DOLLAR RANGE OF     EQUITY SECURITIES - ALL REGISTERED
                                                                   OWNERSHIP OF             INVESTMENT COMPANIES
                                                                 FUNDS COVERED BY     OVERSEEN BY DIRECTOR/TRUSTEE IN
DIRECTOR                FUND                                        THIS SAI         FIRST INVESTORS FAMILY OF FUNDS
--------------------------------------------------------------------------------------------------------------------------
Robert Grohol           None                                            None                  $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------------
Rex Reed                None                                            None                     Over $100,00
--------------------------------------------------------------------------------------------------------------------------
Herbert Rubinstein      First Investors Cash Management Fund       Over $100,000                Over $100,000
                        ---------------------------------------------------------
                        First Investors Fund For Income             $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
James Srygley           First Investors Fund For Income            Over $100,000                Over $100,000
                        ---------------------------------------------------------
                        First Investors Cash Management Fund,      Over $100,000
                        Inc.
                        ---------------------------------------------------------
                        First Investors Investment Grade Fund     $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------
Robert Wentworth        First Investors Fund For Income             $1 - $10,000               $10,001-$50,000
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
DIRECTOR                FUND                                                               AGGREGATE DOLLAR RANGE OF
                                                                  DOLLAR RANGE OF     EQUITY SECURITIES - ALL REGISTERED
                                                                    OWNERSHIP OF             INVESTMENT COMPANIES
                                                                  FUNDS COVERED BY          OVERSEEN BY DIRECTOR IN
                                                                      THIS SAI          FIRST INVESTORS FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------------------------------
Glenn O. Head           First Investors Fund For Income            Over $100,000                 Over $100,000
                        ---------------------------------------------------------
                        First Investors Cash Management Fund       Over $100,000
                        ---------------------------------------------------------
                        First Investors Investment Grade Fund       $1 - $10,000
---------------------------------------------------------------------------------------------------------------------------
Kathryn S. Head         First Investors Cash Management Fund       Over $100,000                 Over $100,000
                        ---------------------------------------------------------
                        First Investors Fund For Income           $10,001-$50,000
                        ---------------------------------------------------------
                        First Investors Investment Grade Fund        $1-$10,000
---------------------------------------------------------------------------------------------------------------------------
Larry R. Lavoie         First Investors Fund For Income             $1 - $10,000              $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------------------
As of December 2, 2002, the Directors and officers,  as a group, owned less than
1% of either Class A or Class B shares of each Fund.

                       COMPENSATION OF DIRECTORS/TRUSTEES
                       ----------------------------------

     The following table lists compensation paid to the Directors or Trustees of each Fund for the fiscal year ended September 30, 2002.

----------------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                       FROM FIRST
                                                                                                        INVESTORS
                            AGGREGATE          AGGREGATE          AGGREGATE          AGGREGATE       FAMILY OF FUNDS
                          COMPENSATION       COMPENSATION       COMPENSATION       COMPENSATION          PAID TO
                            FROM CASH        FROM FUND FOR     FROM GOVERNMENT    FROM INVESTMENT      DIRECTORS/
TRUSTEE                  MANAGEMENT FUND        INCOME              FUND            GRADE FUND          TRUSTEES+
----------------------- ------------------ ------------------ ------------------ ------------------ ------------------
----------------------------------------------------------------------------------------------------------------------
Glenn O. Head*                 $0                 $0                 $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------------
Kathryn S. Head*               $0                 $0                 $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------------
Larry R. Lavoie*               $0                 $0                 $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------------
Rex R. Reed                  $1,800             $2,400             $1,800             $1,400             $43,970
----------------------------------------------------------------------------------------------------------------------
Herbert Rubinstein           $1,800             $2,400             $1,800             $1,400             $43,970
----------------------------------------------------------------------------------------------------------------------
James M. Srygley             $1,800             $2,400             $1,800             $1,400             $43,970
----------------------------------------------------------------------------------------------------------------------
John T. Sullivan               $0                 $0                 $0                 $0                 $0
----------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth          $1,800             $2,400             $1,800             $1,400             $43,970
----------------------------------------------------------------------------------------------------------------------
Robert Grohol                $1,800             $2,400             $1,800             $1,400             $43,970
----------------------------------------------------------------------------------------------------------------------
*    Compensation to officers and interested  Directors/Trustees of the Funds is paid by the Adviser.

+ The First Investors Family of Funds consists of 15 separate registered investment companies.

     No pension or retirement benefits are proposed to be paid under any existing plan to any Director/Trustee by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.


                          ADVISORY AGREEMENTS AND FEES

     Part II of this SAI describes the terms of each Fund's Advisory Agreement with FIMCO and the respective responsibilities of the Funds and FIMCO under the Agreements. It also describes the Subadvisory Agreement of any Fund which has a subadviser.

     Set forth below are the method for calculating the advisory fee paid by each Fund, the fee schedule for each Fund in tabular form, and the actual fees paid, fees waived, and expenses reimbursed for each Fund for the past three fiscal years. Information about subadvisory fees is also included for any Fund which has a subadviser.

     Under its Advisory Agreement, CASH MANAGEMENT FUND pays the Adviser an annual fee, payable monthly, of 0.50% of its average daily net assets. With respect to the other Funds, under each Advisory Agreement, the applicable Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:

                                 GOVERNMENT FUND

AVERAGE DAILY NET ASSETS                                  ANNUAL RATE
------------------------                                  -----------
Up to $200 million................................           1.00%
In excess of $200 million up to $500 million......           0.75
In excess of $500 million up to $750 million......           0.72
In excess of $750 million up to $1.0 billion......           0.69
Over $1.0 billion.................................           0.66

                              INVESTMENT GRADE FUND

AVERAGE DAILY NET ASSETS                                  ANNUAL RATE
------------------------                                  -----------
Up to $300 million.....................................      0.75%
In excess of $300 million up to $500 million...........      0.72
In excess of $500 million up to $750 million...........      0.69
Over $750 million......................................      0.66

                                 FUND FOR INCOME

AVERAGE DAILY NET ASSETS                                  ANNUAL RATE
------------------------                                  -----------
Up to $250 million......................................     0.75%
In excess of $250 million up to $500 million............     0.72
In excess of $500 million up to $750 million............     0.69
Over $750 million.......................................     0.66


     The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to each Fund for the time periods noted below.

----------------------------------------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED 9/30/00
----------------------------------------------------------------------------------------------------------------------
FUND                                ADVISORY FEES PAID             ADVISORY FEES WAIVED         EXPENSES REIMBURSED
----------------------------------------------------------------------------------------------------------------------
Cash Management                          $847,819                           $0                       $488,668
----------------------------------------------------------------------------------------------------------------------
Government                               $791,946                        $527,964                     $45,513
----------------------------------------------------------------------------------------------------------------------
Investment Grade                         $327,477                         $81,865                     $56,859
----------------------------------------------------------------------------------------------------------------------
Fund for Income                         $3,502,308                          $0                          $0
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED 9/30/01
----------------------------------------------------------------------------------------------------------------------
FUND                                ADVISORY FEES PAID             ADVISORY FEES WAIVED         EXPENSES REIMBURSED
----------------------------------------------------------------------------------------------------------------------
Cash Management                          $981,352                           $0                       $353,458
----------------------------------------------------------------------------------------------------------------------
Government                               $789,967                        $525,674                     $26,357
----------------------------------------------------------------------------------------------------------------------
Investment Grade                         $375,867                        $93,993                      $13,535
----------------------------------------------------------------------------------------------------------------------
Fund for Income                         $3,586,675                          $0                          $0
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                               FISCAL YEAR ENDED 9/30/02
----------------------------------------------------------------------------------------------------------------------
FUND                                ADVISORY FEES PAID             ADVISORY FEES WAIVED         EXPENSES REIMBURSED
----------------------------------------------------------------------------------------------------------------------
Cash Management                         $1,037,630                          $0                       $199,982
----------------------------------------------------------------------------------------------------------------------
Government                               $945,758                        $630,506                     $77,496
----------------------------------------------------------------------------------------------------------------------
Investment Grade                         $595,649                        $149,059                     $78,887
----------------------------------------------------------------------------------------------------------------------
Fund for Income                         $3,312,467                          $0                          $0
----------------------------------------------------------------------------------------------------------------------

                             UNDERWRITER AND DEALERS

     Part II of this SAI describes the Underwriting Agreement of each Fund which has an underwriting agreement with FIC, the applicable sales charge on Class A shares expressed both as a percentage of the offering price and net amount invested, and the dealer concession that is paid by FIC to outside dealers expressed as a percentage of the offering price.

     The following tables list the underwriting fees paid to FIC during the fiscal years ended September 30, 2000, 2001 and 2002.

--------------------------------------------------------------------------------
                            FISCAL YEAR ENDED 9/30/00
--------------------------------------------------------------------------------
                                                              AMOUNTS ALLOWED
FUND                  UNDERWRITING FEES PAID TO FIC           TO OTHER DEALERS
--------------------------------------------------------------------------------

Government                      $132,113                           $11,896
--------------------------------------------------------------------------------
Investment Grade                $231,705                           $16,403
--------------------------------------------------------------------------------
Fund For Income                 $783,630                           $85,252
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            FISCAL YEAR ENDED 9/30/01
--------------------------------------------------------------------------------
                                                              AMOUNTS ALLOWED
FUND                   UNDERWRITING FEES PAID TO FIC          TO OTHER DEALERS
--------------------------------------------------------------------------------
Government                      $413,162                           $37,438
--------------------------------------------------------------------------------
Investment Grade                $619,621                            $8,706
--------------------------------------------------------------------------------
Fund For Income                 $919,665                           $111,302
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            FISCAL YEAR ENDED 9/30/02
--------------------------------------------------------------------------------
                                                              AMOUNTS ALLOWED
FUND                    UNDERWRITING FEES PAID TO FIC         TO OTHER DEALERS
--------------------------------------------------------------------------------
Government                     $1,172,803                         $43,282
--------------------------------------------------------------------------------
Investment Grade               $1,414,769                         $34,662
--------------------------------------------------------------------------------
Fund For Income                $1,254,072                         $40,819
--------------------------------------------------------------------------------

                               DISTRIBUTION PLANS

     Part II of this SAI describes the distribution plans of those Funds which have adopted such plans. For the fiscal year ended September 30, 2002, the Funds paid the following in fees pursuant to their plans. The Class A table does not list any fees for the Cash Management Fund because it does not have a distribution plan for its Class A shares.


--------------------------------------------------------------------------------
                                     CLASS A
--------------------------------------------------------------------------------
                                                                        TOTAL
                                                                    DISTRIBUTION
                     COMPENSATION    COMPENSATION  COMPENSATION TO      PLAN
FUND                TO UNDERWRITER    TO DEALERS   SALES PERSONNEL    FEES PAID
--------------------------------------------------------------------------------
Government             $143,627         $2,636        $223,604          $369,867
--------------------------------------------------------------------------------
Investment Grade        $69,571         $2,861        $131,880          $204,312
--------------------------------------------------------------------------------
Fund For Income        $644,500        $19,082        $612,269        $1,275,851
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     CLASS B
--------------------------------------------------------------------------------
                                                                        TOTAL
                                                                    DISTRIBUTION
                     COMPENSATION   COMPENSATION  COMPENSATION TO      PLAN
FUND                TO UNDERWRITER   TO DEALERS   SALES PERSONNEL    FEES PAID
--------------------------------------------------------------------------------
Cash Management          $0             $0           $33,415         $33,415
--------------------------------------------------------------------------------
Government            $91,196          $881          $4,718          $96,795
--------------------------------------------------------------------------------
Investment Grade     $155,737         $1,680         $18,083         $175,500
--------------------------------------------------------------------------------
Fund For Income      $171,000         $20,365        $51,709         $243,074
--------------------------------------------------------------------------------

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Part II of this SAI describes the brokerage allocation policies of the First Investors Funds. Set forth below are tables containing information concerning the commissions paid by the Funds for the prior three fiscal years as well as any investments that they have made in their regular broker-dealers during the past fiscal year.

--------------------------------------------------------------------------------
                   COMMISSIONS PAID FISCAL YEAR ENDED 9/30/00
--------------------------------------------------------------------------------
                                                                TRANSACTIONS
                 TOTAL COMMISSIONS    COMMISSIONS PAID         ON COMMISSIONS
FUND                   PAID             FOR RESEARCH          PAID FOR RESEARCH
--------------------------------------------------------------------------------
Cash Management         $0                  $0                       $0
--------------------------------------------------------------------------------
Government              $0                  $0                       $0
--------------------------------------------------------------------------------
Investment Grade        $0                  $0                       $0
--------------------------------------------------------------------------------
Fund For Income       $1,260                $0                       $0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   COMMISSIONS PAID FISCAL YEAR ENDED 9/30/01
--------------------------------------------------------------------------------
                                                                TRANSACTIONS
                 TOTAL COMMISSIONS    COMMISSIONS PAID         ON COMMISSIONS
FUND                   PAID             FOR RESEARCH          PAID FOR RESEARCH
--------------------------------------------------------------------------------
Cash Management         $0                 $0                        $0
--------------------------------------------------------------------------------
Government              $0                 $0                        $0
--------------------------------------------------------------------------------
Investment Grade        $0                 $0                        $0
--------------------------------------------------------------------------------
Fund For Income         $0                 $0                        $0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   COMMISSIONS PAID FISCAL YEAR ENDED 9/30/02
--------------------------------------------------------------------------------
                                                                TRANSACTIONS
                 TOTAL COMMISSIONS    COMMISSIONS PAID         ON COMMISSIONS
FUND                   PAID             FOR RESEARCH          PAID FOR RESEARCH
--------------------------------------------------------------------------------
Cash Management         $0                 $0                        $0
--------------------------------------------------------------------------------
Government              $0                 $0                        $0
--------------------------------------------------------------------------------
Investment Grade        $0                 $0                        $0
--------------------------------------------------------------------------------
Fund For Income         $0                 $0                        $0
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
         OWNERSHIP OF REGULAR BROKERS-DEALERS AND/OR THEIR PARENT COMPANIES DURING THE PREVIOUS FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------
                                                     BROKER-DEALER          PARENT CO.            MARKET VALUE
---------------------------------------------------------------------------------------------------------------------
A. Cash Management Fund owned:                     Merrill Lynch Co.                               $4,979,000
                                                   JP MorganChase                                  $5,000,000
                                                   Bank of America                                 $5,495,654
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
B. Investment Grade Fund owned:
                                                   JP Morgan Chase                                   $814,086
                                                   Bank One                                          $850,029
                                                   Bank of America                                 $1,291,605
                                                   First Union            Wachovia Corp.           $1,458,985
                                                   Citicorp                  Citigroup               $815,711
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


                             PERFORMANCE INFORMATION

     Part II of this SAI describes how performance information is computed.

CASH MANAGEMENT FUND:
--------------------

     The following is an example, for purposes of illustration only, of the current and effective yield calculation for Class A and Class B shares for the seven day period ended December 31, 2001.

                                                                                CASH MANAGEMENT FUND
                                                                                --------------------
---------------------------------------------------------------------------------------------------------------------
                                                                      CLASS A SHARES             CLASS B SHARES
                                                                      --------------             --------------
---------------------------------------------------------------------------------------------------------------------
Dividends per share from net investment income (seven calendar         $0.000210566                $0.000065741
days ended September 30, 2002) (Base Period)
---------------------------------------------------------------------------------------------------------------------
Annualized (365 day basis)*                                            $0.010979513                $0.003427924
---------------------------------------------------------------------------------------------------------------------
Average net asset value per share of the seven calendar days               $1.00                     $1.00
ended September 30, 2002
---------------------------------------------------------------------------------------------------------------------
Annualized historical yield per share for the seven calendar               1.10%                     0.34%
days ended September 30, 2002
---------------------------------------------------------------------------------------------------------------------
Effective Yield**                                                          1.10%                     0.34%
---------------------------------------------------------------------------------------------------------------------
Weighted average life to maturity of the portfolio on                   __________                 __________
December 31, 2002 was 78 days
---------------------------------------------------------------------------------------------------------------------

--------------

*    This  represents the average of annualized net investment  income per share for the seven calendar days ended September 30, 2002.
**   Effective Yield = [(Base Period Return+1)^(365/7)] - 1

GOVERNMENT FUND, INVESTMENT GRADE FUND AND FUND FOR INCOME:
-----------------------------------------------------------

     Average annual returns and total returns computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended September 30, 2002 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN AT PUBLIC OFFERING PRICE:(1), (2)
----------------------------------------------------------------------------------------------------------------------
                                ONE YEAR               FIVE YEARS              TEN YEARS            LIFE OF FUND(3)
                          --------------------------------------------------------------------------------------------
                          CLASS A     CLASS B     CLASS A     CLASS B    CLASS A     CLASS B     CLASS A     CLASS B
FUND                      SHARES      SHARES      SHARES      SHARES     SHARES      SHARES      SHARES      SHARES
----------------------------------------------------------------------------------------------------------------------
Government                 0.03%        1.29%       5.09%       5.23%     5.02%        N/A        N/A        6.43%
----------------------------------------------------------------------------------------------------------------------
Investment Grade           0.32%        1.61%       4.96%       5.12%     5.75%        N/A        N/A        6.71%
----------------------------------------------------------------------------------------------------------------------
Fund For Income           -7.22%       -6.24%      -1.99%      -1.90%     4.91%        N/A        N/A        3.91%
--------------------------------------------------------------------------------- -------------------------------------


TOTAL RETURN AT PUBLIC OFFERING PRICE:(1), (2)
----------------------------------------------------------------------------------------------------------------------
                                ONE YEAR               FIVE YEARS              TEN YEARS            LIFE OF FUND(3)
                          --------------------------------------------------------------------------------------------
                          CLASS A     CLASS B     CLASS A     CLASS B     CLASS A     CLASS B     CLASS A     CLASS B
FUND                      SHARES      SHARES      SHARES      SHARES      SHARES      SHARES      SHARES      SHARES
----------------------------------------------------------------------------------------------------------------------
Government                 0.03%       1.29%       28.20%      29.02%     63.23%       N/A         N/A       61.77%
----------------------------------------------------------------------------------------------------------------------
Investment Grade           0.32%       1.61%       27.41%      28.34%     74.84%       N/A         N/A       65.16%
----------------------------------------------------------------------------------------------------------------------
Fund For Income           -7.22%       -6.24%      -9.54%      -9.14%     61.56%       N/A         N/A       34.46%
----------------------------------------------------------------------------------------------------------------------

------------------

(1) All Class A total return figures assume the maximum front-end sales charge of 5.75% and dividends reinvested at net asset value. All Class B total return figures assume the maximum applicable CDSC. Prior to December 29, 1989, the maximum front-end sales charge was 7.25% for GOVERNMENT FUND, and 8.50% for FUND FOR INCOME. From December 29, 1989 to July 1, 1993, the maximum front-end sales charge was 6.90%. From July 1, 1993 to June 30, 2002, the maximum front-end sales charge was 6.25%.

(2) Certain expenses of the Funds have been waived from commencement of operations through September 30, 2002. Accordingly, return figures are higher than they would have been had such expenses not been waived.

(3) The commencement date for the offering of Class B shares is January 12, 1995. The inception dates for Class A shares of the funds are as follows:
     CASH MANAGEMENT FUND - October 16, 1978; GOVERNMENT FUND - August 6, 1984; INVESTMENT GRADE FUND - February 19, 1991; and FUND FOR INCOME - January 1, 1971.

     Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total returns and total returns computed at net asset value for the period ended September 30, 2002 are set forth in the tables below:


AVERAGE ANNUAL TOTAL RETURN AT NAV: (1), (2)
----------------------------------------------------------------------------------------------------------------------
                                ONE YEAR               FIVE YEARS              TEN YEARS            LIFE OF FUND(3)
                          --------------------------------------------------------------------------------------------
                          CLASS A    CLASS B     CLASS A     CLASS B     CLASS A    CLASS B     CLASS A     CLASS B
FUND                      SHARES     SHARES      SHARES      SHARES      SHARES     SHARES      SHARES      SHARES
----------------------------------------------------------------------------------------------------------------------
Government                 6.16%      5.29%       6.34%        5.55%      5.64%      N/A         N/A        6.43%
----------------------------------------------------------------------------------------------------------------------
Investment Grade           6.48%      5.61%       6.21%        5.44%      6.37%      N/A         N/A        6.71%
----------------------------------------------------------------------------------------------------------------------
Fund For Income           -1.52%     -2.33%      -0.82%       -1.50%      5.54%      N/A         N/A        3.91%
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN AT NAV: (1), (2)

----------------------------------------------------------------------------------------------------------------------
FUND                            ONE YEAR               FIVE YEARS              TEN YEARS            LIFE OF FUND(3)
----------------------------------------------------------------------------------------------------------------------
                          CLASS A    CLASS B     CLASS A     CLASS B     CLASS A    CLASS B     CLASS A     CLASS B
                           SHARES      SHARES      SHARES      SHARES     SHARES      SHARES      SHARES     SHARES
----------------------------------------------------------------------------------------------------------------------
Government                  6.16%      5.29%       35.98%      31.02%     73.12%       N/A         N/A       61.77%
----------------------------------------------------------------------------------------------------------------------
Investment Grade            6.48%      5.61%       35.14%      30.34%     85.46%       N/A         N/A       65.16%
----------------------------------------------------------------------------------------------------------------------
Fund For Income            -1.52%     -2.33%       -4.03%      -7.29%     71.43%       N/A         N/A       34.46%
----------------------------------------------------------------------------------------------------------------------

-----------
(1) All Class A total return figures assume the maximum front-end sales charge of 5.75% and dividends reinvested at net asset value. All Class B total return figures assume the maximum applicable CDSC. Prior to December 29, 1989, the maximum front-end sales charge was 7.25% for GOVERNMENT FUND, and 8.50% for FUND FOR INCOME. From December 29, 1989 to July 1, 1993, the maximum front-end sales charge was 6.90%. From July 1, 1993 to June 30, 2002, the maximum front-end sales charge was 6.25%.

(2) Certain expenses of the Funds have been waived from commencement of operations through September 30, 2002. Accordingly, return figures are higher than they would have been had such expenses not been waived.

(3) The commencement date for the offering of Class B shares is January 12, 1995. The inception dates for Class A shares of the funds are as follows:
     CASH MANAGEMENT FUND - October 16, 1978; GOVERNMENT FUND - August 6, 1984; INVESTMENT GRADE FUND - February 19, 1991; and FUND FOR INCOME - January 1, 1971.

     Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost).
Dividends on equity securities are accrued daily at their estimated stated dividend rates.

--------------------------------------------------------------------------------
                             30 DAYS ENDED 9/30/02(1)
--------------------------------------------------------------------------------
FUND                                SEC YIELD CLASS A      SEC YIELD CLASS B
--------------------------------------------------------------------------------
Government                                4.69%                  4.28%
--------------------------------------------------------------------------------
Investment Grade                          4.51%                  4.05%
--------------------------------------------------------------------------------
Fund For Income                           10.10%                 9.99%
--------------------------------------------------------------------------------

(1) During this period certain expenses of GOVERNMENT FUND and INVESTMENT GRADE FUND were waived. Accordingly, yield is higher than it would have been if such expenses had not been waived. The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by a Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid.

     The distribution rates for the twelve-month period ended September 30, 2002 for Class A shares of GOVERNMENT FUND, INVESTMENT GRADE FUND and FUND FOR INCOME are as follows:

-------------------------------------------------------------------------------------------------------------------
FUND NAME                          CLASS A                      CLASS A                        CLASS B
                            DISTRIBUTION RATE SEC        DISTRIBUTION RATE NAV          DISTRIBUTION RATE NAV
-------------------------------------------------------------------------------------------------------------------
Government                          4.84%                        5.14%                          4.41%
-------------------------------------------------------------------------------------------------------------------
Investment Grade                    5.46%                        5.79%                          5.08%
-------------------------------------------------------------------------------------------------------------------
Fund For Income                     9.21%                        9.77%                          8.90%
-------------------------------------------------------------------------------------------------------------------

During this period certain expenses of the Funds were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived.

         PURCHASES, REDEMPTIONS, SALES LOADS AND PRICING OF FUND SHARES

     The First Investors Shareholder Manual, attached hereto as Appendix D, provides a description of the policies and procedures that are used for purchases and sales of the shares of the Funds, the pricing of Fund shares, and the applicable sales charges and contingent deferred sales charges. Additional information concerning the methodologies that are used to complete NAV is set forth in Part II of this SAI.

                                      TAXES

     Information concerning the tax laws applicable to the Taxable Bond and Cash Management Funds is set forth in Appendix C.

                        BENEFICIAL OWNERSHIP INFORMATION

         As of December 2, 2002 the following shareholders owned of record or beneficially 5% or more of the outstanding Class A shares of the CASH MANAGEMENT FUND.

        SHAREHOLDER                                       % OF SHARES
        -----------                                       -----------
        First Investors Management Company, Inc.              8.4%
        95 Wall Street
        New York, NY 10005

         As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding Class B shares of the CASH MANAGEMENT FUND.

        SHAREHOLDER                                       % OF SHARES
        -----------                                       -----------
        Vicki B. Kent                                         6.7%
        1660 S. Albion Street #309
        Denver, CO  80222

         As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding Class A shares of the FUND FOR INCOME, INC.

        SHAREHOLDER                                       % OF SHARES
        -----------                                       -----------
        Pert & Co.                                           14.2%
        Bank of New York
        c/o Administrative Data Management Corp.
        581 Main Street
        Woodbridge, NJ  07095-1198

     As of December 2, 2002, the following shareholders owned of record or beneficially 5% or more of the outstanding Class A shares of the GOVERNMENT FUND.

        SHAREHOLDER                                       % OF SHARES
        -----------                                       -----------
        Pert & Co.                                           10.0%
        Bank of New York
        c/o Administrative Data Management Corp.
        581 Main Street
        Woodbridge, NJ  07095-1198

                              FINANCIAL STATEMENTS

         Registrants incorporate by reference the financial statements and reports of independent accounts contained in the annual reports to shareholders for the fiscal year ended September 30, 2002.

                                   APPENDIX A
      INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS TAXABLE BOND FUNDS

     The investment strategies used by each Fund, including strategies to invest in particular types of securities or financial instruments, are listed below on a Fund-by-Fund basis. The strategies that each Fund currently uses or currently anticipates using are noted by a check (|X|) mark. Each Fund reserves the right to use any other strategy that is not prohibited by its policies. Investment strategies which a Fund does not currently anticipate using but which the Fund reserves the freedom to use are denoted by a dash (-) mark. The investment policies of each Fund are set forth in its prospectus and Appendix B of this SAI. The investment strategies listed below, and their associated risks, are described in Part II of this SAI.

CASH MANAGEMENT FUND                                 |X|Fund uses or currently        - Fund may use but does not
                                                         anticipates using            currently anticipate using
--------------------------------------------------------------------- --------------------- -------------------------
DEBT SECURITIES                                                       |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                |X|
     CORPORATE BONDS AND NOTES                                        |X|
     CONVERTIBLE DEBT SECURITIES
     HIGH YIELD SECURITIES
     MORTGAGE-BACKED SECURITIES                                       --
     OTHER ASSET-BACKED SECURITIES                                    |X|
     MUNICIPAL SECURITIES                                             |X|
     U.S. GOVERNMENT SECURITIES                                       |X|
     VARIABLE AND FLOATING RATE SECURITIES                            |X|
     ZERO COUPON AND PAY-IN-KIND BONDS                                |X|
     INVERSE FLOATERS
EQUITY SECURITIES
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS
     SHARES OF OTHER INVESTMENT COMPANIES
     SHARES OF EXCHANGE TRADED FUNDS
     REAL ESTATE INVESTMENT TRUSTS
FOREIGN SECURITIES EXPOSURE
     DEPOSITORY RECEIPTS
     FOREIGN SECURITIES TRADED IN THE U.S.
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS
RESTRICTED AND ILLIQUID SECURITIES                                    |X|
WHEN-ISSUED SECURITIES                                                --
STAND-BY COMMITMENTS                                                  --
OPTIONS
FUTURES
REPURCHASE AGREEMENTS                                                 --
TEMPORARY BORROWING                                                   |X|
TEMPORARY DEFENSIVE INVESTMENTS                                       --

INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS TAXABLE BOND FUNDS

GOVERNMENT FUND                                      |X|Fund uses or currently        - Fund may use but does not
                                                         anticipates using            currently anticipate using
----------------------------------------------------------------------- ------------------- -------------------------
DEBT SECURITIES                                                         |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                  |X|
     CORPORATE BONDS AND NOTES                                          --
     CONVERTIBLE DEBT SECURITIES                                        --
     HIGH YIELD SECURITIES                                              --
     MORTGAGE-BACKED SECURITIES                                         |X|
     OTHER ASSET-BACKED SECURITIES                                      --
     MUNICIPAL SECURITIES                                               --
     U.S. GOVERNMENT SECURITIES                                         |X|
     VARIABLE AND FLOATING RATE SECURITIES                              --
     ZERO COUPON AND PAY-IN-KIND BONDS                                  --
     INVERSE FLOATERS                                                   --
EQUITY SECURITIES                                                       --
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                      --
     SHARES OF OTHER INVESTMENT COMPANIES
     SHARES OF EXCHANGE TRADED FUNDS                                    --
     REAL ESTATE INVESTMENT TRUSTS                                      --
FOREIGN SECURITIES EXPOSURE                                             --
     DEPOSITORY RECEIPTS                                                --
     FOREIGN SECURITIES TRADED IN THE U.S.                              --
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                       --
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                      --
RESTRICTED AND ILLIQUID SECURITIES                                      |X|
WHEN-ISSUED SECURITIES                                                  |X|
STAND-BY COMMITMENTS                                                    --
OPTIONS
FUTURES                                                                 --
REPURCHASE AGREEMENTS                                                   --
TEMPORARY BORROWING                                                     |X|
TEMPORARY DEFENSIVE INVESTMENTS                                         |X|

INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS TAXABLE BOND FUNDS

INVESTMENT GRADE FUND                                |X|Fund uses or currently          - Fund may use does not
                                                         anticipates using            currently anticipate using
---------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                               |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                        |X|
     CORPORATE BONDS AND NOTES                                                |X|
     CONVERTIBLE DEBT SECURITIES                                              --
     HIGH YIELD SECURITIES                                                    |X|
     MORTGAGE-BACKED SECURITIES                                               --
     OTHER ASSET-BACKED SECURITIES                                            |X|
     MUNICIPAL SECURITIES                                                     |X|
     U.S. GOVERNMENT SECURITIES                                               |X|
     VARIABLE AND FLOATING RATE SECURITIES                                    --
     ZERO COUPON AND PAY-IN-KIND BONDS                                        |X|
     INVERSE FLOATERS                                                         --
EQUITY SECURITIES                                                             --
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                            --
     SHARES OF OTHER INVESTMENT COMPANIES                                     --
     SHARES OF EXCHANGE TRADED FUNDS                                          --
     REAL ESTATE INVESTMENT TRUSTS                                            --
FOREIGN SECURITIES EXPOSURE                                                   |X|
     DEPOSITORY RECEIPTS                                                      --
     FOREIGN SECURITIES TRADED IN THE U.S.                                    |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                             --
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                            --
RESTRICTED AND ILLIQUID SECURITIES                                            |X|
WHEN-ISSUED SECURITIES                                                        --
STAND-BY COMMITMENTS                                                          --
OPTIONS                                                                       --
FUTURES                                                                       --
REPURCHASE AGREEMENTS                                                         --
TEMPORARY BORROWING                                                           |X|
TEMPORARY DEFENSIVE INVESTMENTS                                               |X|


INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS TAXABLE BOND FUNDS

FUND FOR INCOME FUND                                 |X|Fund uses or currently        - Fund may use but does not
                                                         anticipates using            currently anticipate using
---------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                               |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                        |X|
     CORPORATE BONDS AND NOTES                                                |X|
     CONVERTIBLE DEBT SECURITIES                                              |X|
     HIGH YIELD SECURITIES                                                    |X|
     MORTGAGE-BACKED SECURITIES                                               --
     OTHER ASSET-BACKED SECURITIES                                            |X|
     MUNICIPAL SECURITIES                                                     --
     U.S. GOVERNMENT SECURITIES                                               |X|
     VARIABLE AND FLOATING RATE SECURITIES                                    --
     ZERO COUPON AND PAY-IN-KIND BONDS                                        |X|
     INVERSE FLOATERS                                                         --
EQUITY SECURITIES                                                             |X|
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS                            |X|
     SHARES OF OTHER INVESTMENT COMPANIES
     SHARES OF EXCHANGE TRADED FUNDS                                          --
     REAL ESTATE INVESTMENT TRUSTS                                            --
FOREIGN SECURITIES EXPOSURE                                                   |X|
     DEPOSITORY RECEIPTS                                                      --
     FOREIGN SECURITIES TRADED IN THE U.S.                                    |X|
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS                             |X|
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS                            --
RESTRICTED AND ILLIQUID SECURITIES                                            |X|
WHEN-ISSUED SECURITIES                                                        --
STAND-BY COMMITMENTS                                                          --
OPTIONS                                                                       --
FUTURES                                                                       --
REPURCHASE AGREEMENTS                                                         --
TEMPORARY BORROWING                                                           |X|
TEMPORARY DEFENSIVE INVESTMENTS                                               |X|

                                   APPENDIX B
          INVESTMENT POLICIES OF THE FIRST INVESTORS TAXABLE BOND FUNDS

     The following is a list of the investment policies of each Fund other than those policies that are set forth in the Fund's prospectus. Each Fund's investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies. For a description of the investment strategies that each Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendices A and C of this SAI.

     Each Fund's investment objective, as set forth in its prospectus, is a fundamental investment policy which may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund as defined by the Investment Company Act of 1940 as amended ("1940 Act"). As defined by the 1940 Act, "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     Each Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Non-fundamental policies may be changed by the Board of Directors/Trustees of a Fund ("Board") without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

     CASH MANAGEMENT FUND will not:
     --------------------

     (1) Pledge assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings.

     (2) Make loans, except by purchase of debt obligations and through repurchase agreements, provided, however, that repurchase agreements maturing in more than seven days will not exceed 10% of the Fund's net assets (taken at current value).

     (3) Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof more than 25% of the Fund's total assets (taken at current value) would be invested in the obligations of one or more issuers having their principal business activities in the same industry; provided, however, that the Fund may invest more than 25% of its total assets in the obligations of banks.

     (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (5) Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

     (6) Make short sales of securities unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto.

     (7) Write or purchase any put or call options.

     (8) Borrow money, except as a temporary or emergency measure (not for leveraging or investment) in an amount not to exceed 5% of the value of its assets.

     (9) Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

     (10) Purchase the securities of other investment companies or investment trusts.

     (11) Purchase or retain any securities of another issuer if persons affiliated with the Fund or its Adviser owning individually more than one-half of one percent of said issuer's outstanding stock own, in the aggregate, more than five percent of said issuer's outstanding stock.

     (12) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (13) Invest in companies for the purpose of exercising control or management.

     (14) Issue senior securities.

     (15) Buy or sell real estate, commodities, or commodity contracts (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral exploration.

     The Fund has adopted the following non-fundamental investment restrictions which may be changed without shareholder approval:

     (1) The Fund will not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for section 4(2)
commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act, and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

     (2) Notwithstanding fundamental investment restriction (1) above, the Fund will not pledge its assets in excess of an amount equal to 10% of its net assets.

     GOVERNMENT FUND will not:
     ---------------

     (1) Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its assets.

     (2) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

     (3) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans, repurchase agreements with more then seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

     (4) Purchase, with respect to only 75% of the Fund's assets, the securities of any issuer (other than U.S. Government Obligations (as defined in the Prospectus)) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

     (5) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

     (6) Concentrate its investments in any particular industry.

     (7) Purchase securities on margin; except that the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities. (The deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (8) Write put or call options; except that the Fund may write options with respect to U.S. Government Obligations (as defined in the Prospectus) and interest rate futures contracts. Notwithstanding the foregoing, a non-fundamental investment restriction, adopted by the Fund's Board of Directors, prohibits the Fund from engaging in any option transactions.

     (9) Make short sales of securities.

     (10) Issue senior securities.

     (11) Purchase the securities of other investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (12) Underwrite securities issued by other persons except to the extent that, in connection with this disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (13) Buy or sell real estate, (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral exploration; provided, however, the Fund may invest in securities secured by real estate or interests in real estate.

     (14) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell interest rate futures contracts and related options.

     The Fund has adopted the following non-fundamental investment restriction, which may be changed without shareholder approval. This restriction provides that the Fund will not:

     (1) The Fund will not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for section 4(2)
commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act, and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

     (2) Engage in any options transactions.

     INVESTMENT GRADE FUND will not:
     ---------------------

     (1) Make short sales of securities "against the box" in excess of 10% of the Fund's total assets.

     (2) Issue senior securities, as defined in the 1940 Act, or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     (3) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (2) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

     (4) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

     (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

     (6) Concentrate its investments in any particular industry.

     (7) Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and interests in real estate investment trusts. However, this restriction will not preclude bona fide hedging transactions, including the purchase and sale of futures contracts and related options.

     (8) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     (9) Make investments for the purpose of exercising control or management.

     (10) Purchase any securities on margin (although the Fund may obtain such short-term credit as may be necessary for the purchases and sales of its portfolio securities).

     (11) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of its portfolio securities, or (c) to the extent a repurchase agreement is deemed a loan.

     (12) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

     (13) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     The following investment restrictions are not fundamental and may be changed without shareholder approval.

     (1) The Fund will not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Adviser acting pursuant to authority delegated by the

Board,  may determine  that a readily  available  market exists for section 4(2)
commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act, and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

     (2) The Fund will not invest more than 10% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. Markets.

     (3) The Fund will not make loans of portfolios securities or invest more than 5% of its net assets in securities issued on a when-issued or delayed delivery basis.

     (4) The Fund will not invest more than 5% of its net assets in zero coupon or pay-in-kind securities.

     (5) The Fund will not invest more than 10% of its net assets in debt securities that are rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded below those ratings), or if unrated, are deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. If downgrading results in the Fund holding more than 10% of its net assets in securities rated lower than Baa by Moody's or BBB by S&P, the Fund will sell sufficient securities to stay within this limit.

         FUND FOR INCOME will not:
         ---------------

     (1) Borrow money except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

     (2) Make loans to other persons except that the Board of Directors may, on the request of broker-dealers or other institutional investors that it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate such loans at any time and vote the proxies if a material event affecting the investment is about to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to collateral whenever the market value of the securities rises above the level of such collateral. The primary objective of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest-bearing obligations. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.

     (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (4) Invest more than 5% of the value of its total assets in securities of issuers, including the operations of predecessors,that have been in business for less than three years.

     (5) Invest 25% or more of the value of its total assets in a particular industry at one time.

     (6) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

     (7) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable.

     (8)  Invest  in  companies  for  the  purpose  of  exercising   control  or
management.

     (9)  Invest  in  securities  of  other  investment  companies,   except  in
connection with a merger of another investment company.

     (10) Purchase any securities on margin or sell any securities short.

     (11) Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (12) Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.

     (13) Issue senior securities.

     The Fund has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.

     (1) The Fund will not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Fund's Board, or the Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for section 4(2)
commercial paper and securities that are eligible for resale without registration pursuant to Rule 144A or any other exemption under the 1933 Act, and therefore that such securities are not subject to the foregoing limitation on illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board.

     (2) The Fund will not pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

     (3) The Fund will not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies.

     (4) The Fund will not invest more than 10% of its net assets in securities issued on a when-issued or delayed delivery basis.

     (5) The Fund may invest up to 5% of its total assets in debt securities of issuers located in emerging market countries.

     (6) The Fund may invest up to 15% of its total assets in securities of companies that are in default or undergoing bankruptcy or reorganization.

                                   APPENDIX C
                                      TAXES

     To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a Fund (each of which is treated as a separate corporation for tax purposes) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S.. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

     Dividends a Fund distributes to its shareholders that are derived from dividends and interest it receives on its investments (including interest on municipal bonds), together with distributions from net realized short-term capital gains and net gains from certain foreign currency transactions, if any, are taxable to its shareholders as ordinary income to the extent of its earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

     Dividends and other distributions a Fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends from a Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder deducts by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest a Fund receives, and gains a Fund realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the tax credit against the shareholder's Federal income tax. If the Fund takes this election, it will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Special tax rules apply to investments in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Special tax rules apply to investments in zero coupon or other securities issued with original issue discount. If a Fund invests in such securities, it must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     When applicable, a Fund's use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derived with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Some futures, foreign currency contracts and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Funds invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (THAT IS, treated as having been sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any "mixed straddle" (I.E., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.

     Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

     Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures or forward contract may constitute a "straddle" for Federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

     If a call option written by a Fund lapses (i.e. terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.

     If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obliged to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                                   APPENDIX D
                       FIRST INVESTORS SHAREHOLDER MANUAL

            [FIRST INVESTORS LOGO]





            SHAREHOLDER MANUAL























A GUIDE TO YOUR
FIRST INVESTORS
MUTUAL FUND ACCOUNT
-------------------------------------

AS OF DECEMBER 31, 2002

INTRODUCTION

First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can contact us directly for account services.

This easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual are subject to change.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------

TABLE OF CONTENTS                                        PAGE
                                                         ----

WHEN WE ARE OPEN FOR BUSINESS ..............................1

HOW TO CONTACT US...........................................1

HOW FUND SHARES ARE PRICED .................................1

HOW TO OPEN AN ACCOUNT
   Non-Retirement Accounts..................................2
   Retirement Accounts......................................3
   Telephone Privileges.....................................3

HOW TO BUY SHARES
   Placing Your Purchase Order..............................4
   Paying For Your Order....................................4
      By Check..............................................5
      By Money Line.........................................5
      By Automatic Payroll Investment.......................6
      By Federal Funds Wire Transfers.......................6
      By Distribution Cross-Investment......................7
      By Systematic Withdrawal Plan Payment Investments.....7
   Choosing Between Share Classes ..........................7
      Class A Shares........................................8
      Class B Shares........................................10
   Minimum Initial Investment Requirements..................11
   Additional Investments...................................11

HOW TO SELL SHARES
   Written Redemptions......................................12
   Telephone Redemptions....................................13
   Electronic Funds Transfer Redemptions  ..................13
   Systematic Withdrawals...................................13
   Expedited Wire Redemptions...............................14
   Money Market Draft Check Redemptions.....................14
   Super Checking Program...................................14

HOW TO EXCHANGE SHARES
   Exchange Conditions......................................16
   Telephone Exchanges......................................17
   Written Exchanges........................................17

WHEN SIGNATURE GUARANTEES ARE REQUIRED .....................18

                                                          PAGE
                                                          ----
STATEMENTS & REPORTS
   Transaction Confirmation Statements......................19
   Master Account Statements................................19
   Annual and Semi-Annual Reports...........................19

DIVIDENDS AND DISTRIBUTIONS.................................20

TAX FORMS...................................................21

OTHER POLICIES
   Right to Reject Purchase or Exchange Orders..............22
   Share Certificates.......................................22
   Transferring Ownership of Shares.........................22
   Householding of Disclosure Documents.....................22
   Returned Mail............................................23
   Reinstatement Privilege..................................23
   Your Privacy.............................................23
   Redemptions-in-Kind......................................23

HOW TO COMMUNICATE WITH US
   Our Shareholder Services Department......................24
   E-Mail...................................................24
   Web Access...............................................25

WHEN WE ARE OPEN FOR BUSINESS

We are open for business every day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Days"). In addition to weekends, the NYSE is generally closed in observance of the following holidays:

-New Year's Day
-Martin Luther King, Jr. Day
-President's Day
-Good Friday
-Memorial Day
-Independence Day
-Labor Day
-Thanksgiving Day
-Christmas Day

HOW TO CONTACT US


While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:
1:    For Express Mail, write us at:
      Administrative Data Management Corp.
      581 Main Street
      Woodbridge, NJ 07095-1198
2:    For Regular Mail, write us at:
      Administrative Data Management Corp.
      P.O. Box 5198
      Woodbridge, NJ 07095-0916
3:    Call our Shareholder Services Department at 1 (800) 423-4026 between the hours of 9:00 a.m. to 6:00 p.m., ET; or

4:    Visit us at any time on-line at www.firstinvestors.com


We do not accept purchase, exchange or redemption orders via our website or e-mail. See "How to Communicate With Us".

HOW FUND SHARES ARE PRICED

Each First Investors Fund prices its shares each Business Day. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

The Fund prices are generally listed later in the evening on our web site (www.firstinvestors.com). The prices for our larger funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.

In pricing its shares, each Fund, other than our money market funds, calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.

Our money market funds attempt to maintain a stable $1.00 per share for each class of shares by valuing their assets using the amortized cost method. The NAV's of these Funds could nevertheless decline below $1.00 per share.

Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge. The price you receive if you redeem or exchange your shares is the NAV less any applicable contingent deferred sales charge ("CDSC").

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed.

HOW TO OPEN AN ACCOUNT

To open a mutual fund account through First Investors Corporation ("FI"), you must first complete and sign a Master Account Agreement ("MAA"). The MAA requires that you certify that you are a legal resident of the U.S. and that you provide us with your street address, taxpayer identification number, date of birth, and such other information as may be required by law.

Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. Some types of accounts require additional paperwork, as explained below. After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to FI, to your registered representative.

If you are opening a FI mutual fund account through a broker-dealer other than FI, you must follow the policies and procedures of that broker-dealer. Moreover, you may not be eligible to have all of the account privileges that are discussed in this Shareholder Manual and you may also have to contact your broker-dealer to effect certain transactions in your account.

As required by the new regulations of the USA PATRIOT Act, we have adopted and implemented an anti-money laundering program. As a result, whether you open a mutual fund account through FI or through another broker-dealer, we may ask you for additional information or other identification documents. If you do not provide it to us, we may not be able to open an account or effect transactions for you.

NON-RETIREMENT ACCOUNTS
We offer a variety of "non-retirement" accounts, which is the term used to describe all accounts other than retirement accounts.

INDIVIDUAL ACCOUNTS.  These accounts may be opened by any adult individual.

JOINT ACCOUNTS. These accounts may be opened by two or more individuals. Joint ownership may take several forms- e.g., joint tenants with rights of survivorship, tenants in common, etc.. You are responsible for verifying that the type of joint registration you select is valid in your state of residence. If you choose a tenancy in common registration and you do not provide the ownership percentage for each joint owner, the account will be divided equally. All joint owners must sign requests to process transactions however, telephone exchange and redemption privileges are accepted from either tenant unless they are declined.

GIFTS AND TRANSFERS TO MINORS ACCOUNTS. These are custodial accounts for minors established under your state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number.

CORPORATE/ PARTNERSHIP/ TRUST ACCOUNTS. A trust account may be opened only if you have a valid written trust document. To establish a corporate, partnership, or trust account, you must also complete a First Investors Certificate of Authority ("COA") so that we know who has authority to effect transactions in the account.

TRANSFER ON DEATH (TOD) ACCOUNTS. TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners. To establish a TOD account, you must also complete a First Investors TOD Registration Request Form.

First Investors follows the TOD guidelines of the Securities Transfer Association with the following exceptions. First Investors:
o     allows you to designate more than one TOD beneficiary;
o does not print the beneficiaries' names on dividend and liquidation checks; and
o     confirms TOD beneficiaries on quarterly statements.

CONSERVATORSHIPS/ GUARDIANSHIPS/ ESTATE ACCOUNTS. Only legal representatives may open these accounts. To establish an estate account, you must provide an original or certified copy of death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Executors Indemnification Form. To establish a conservatorship or guardianship account, you must furnish a certified copy of the court document appointing you as the conservator/guardian and a First Investors Guardian/Conservator Certification & Indemnification Form.

EDUCATION SAVINGS ACCOUNT (ESA). ESAs allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child). To establish an ESA, you must complete an ESA Application as the Responsible Individual (parent/legal guardian) of the Designated Beneficiary. If someone other than yourself is making the initial contribution he or she must sign the ESA Application as the Depositor.

RETIREMENT ACCOUNTS
We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Conduit IRAs.

IRA FOR MINORS with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.

SIMPLE IRAS for employers.

SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs can be established through trustee-to-trustee transfers.


403(b)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) plans for employers.

MONEY PURCHASE PENSION & PROFIT SHARING plans for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to an account holder in connection with an IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, or 403(b) account. Each Fund currently pays the annual $10.00 custodian fee for such accounts. This policy may be changed at any time by a Fund on 45 days' written notice to the account holder. First Investors Federal Savings Bank has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

TELEPHONE PRIVILEGES
Telephone privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you decline the privileges by sending the Fund written instructions.

For joint accounts, telephone privileges allow any one of the owners to process telephone transactions independently.

For trusts, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, telephone privileges are not automatically granted; you must complete additional documentation. Telephone exchange privileges are automatically granted on IRAs, IRAs for Minors, Simple-IRAs, SEP-IRAs, 403(b)(7)s and ESAs unless you decline the privilege on the product application or send the Fund written instructions.

For non-retirement accounts, telephone privileges allow you or your registered representative to exchange or redeem eligible shares and authorize other transactions with a simple phone call. For ESA accounts, telephone redemptions are not permitted.

For retirement accounts, telephone privileges allow you to exchange shares from one Fund to another. Telephone redemptions are not permitted on retirement accounts.

For a description of the types of exchanges and redemptions that may be made using Telephone Privileges (see "How to Sell Shares-Telephone Redemptions" and "How to Exchange Shares-Telephone Exchanges"). For further assistance, please call Shareholder Services at 1(800) 423-4026.

For your protection, the following security measures are taken:

1:  Telephone requests are recorded to verify accuracy.

2:  Some or all of the following information is obtained:
-Account number.
-Address.
-Social security number.
-Other information as deemed necessary.

3:  A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine based on our verification procedures. For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation.

During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, NJ office.

HOW TO BUY SHARES

PLACING YOUR PURCHASE ORDER
Purchases may always be made by written application. Such purchases are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price. This procedure applies whether your order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described more fully below, certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the rollover proceeds. Thus, for example, if it takes 30 days for another fund group to send us the retirement account proceeds, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned or transmitted to our Woodbridge, NJ office prior to the close of business (generally, 5:00 p.m., ET), your shares will be purchased at that day's price. If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult your broker-dealer about its requirements.

All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and your broker-dealer.

PAYING FOR YOUR ORDER
Payment is due within three Business Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may open a money market account and use it to pay for subsequent purchases. Purchases made pursuant to our Automatic Investment Programs are processed as follows:

- Money Line purchases are processed on the date you select on your application (or the Business Day following a weekend or holiday).
- Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:
- Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FI.
- Money Line and Automatic Payroll Investment electronic funds transfers.
- Federal Funds wire transfers (required for investments of $500,000 or more).
- ACH transfers.

We do not accept:
- Third Party Checks.
- Traveler's Checks.
- Checks drawn on non-US banks.
- Money Orders.
- Cash.
- Post Dated Checks.
- Starter Checks.

BY CHECK
You can send us a check for purchases under $500,000. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, include your fund account number on your check. Investments of $500,000 or more must be made via Federal Fund wire.

BY MONEY LINE
With our Money Line program, you can invest in a FI fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.

You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday shares will be purchased on the next Business Day. The proceeds must be available in your bank account two business days prior to the investment date.

HOW TO APPLY FOR MONEY LINE:

1: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. Please allow at least 10 business days for initial processing.

2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3:  Submit the paperwork to your registered representative or:

For Express Mail, send it to:
      Administrative Data Management Corp.
      581 Main Street
      Woodbridge, NJ 07095-1198

For Regular Mail, send it to:
      Administrative Data Management Corp.
      P.O. Box 5198
      Woodbridge, NJ 07095-0916

HOW TO CHANGE A MONEY LINE:

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 Business Days prior to the investment date.

Provided you have telephone privileges, certain changes may be made by calling Shareholder Services at 1 (800) 423-4026. You may:
- Change the date or frequency of the Money Line debit.
- Reallocate Money Line to a new or existing account with the same registration.
- Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided the bank and fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and fund account registrations are different.
- Decrease the payment to the minimum amount of $50 per month.
- Discontinue the service.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp. To change from one bank to another or change your bank account number you must also send a new Money Line application, voided check or account statement and allow at least 10 days for the change to become effective.

A medallion signature guarantee (see "When Signature Guarantees are Required") is required to increase a Money Line payment by $25,000 or more. Money Line service will be suspended upon notification that all account owners are deceased.

BY AUTOMATIC PAYROLL INVESTMENT
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by payroll deduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:

1:  Complete an API Application.

2:  Complete an API Authorization Form.

3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.

4:  Submit the paperwork to your registered representative or:

For Express Mail, send it to:
      Administrative Data Management Corp.
      581 Main Street
      Woodbridge, NJ 07095-1198

For Regular Mail, send it to:
      Administrative Data Management Corp.
      P.O. Box 5198
      Woodbridge, NJ 07095-0916

BY FEDERAL FUNDS WIRE TRANSFER
You may purchase shares via a Federal Funds wire transfer from your bank account into your existing First Investors Fund accounts. Investments of $500,000 or more must be purchased by a Federal Funds wire.

To wire funds to an existing First Investors Fund account, you must provide us with the wire confirmation number, amount of the wire, and the existing account number(s) to be credited. Instruct your bank to wire your investment, as applicable, to:

Cash Management Fund - Class A
Bank of New York
ABA #021000018
FI Cash Mgmt. Account 8900005696
For Further Credit To:  Your Name

Your First Investors Account #

Tax-Exempt Money Market Fund - Class A
Bank of New York
ABA #021000018
FI Tax Exempt Account 8900023198
For Further Credit To: Your Name
Your First Investors Account #

All other existing FI Fund accounts: FI Fund (specify fund name & class of shares) First Investors Federal Savings Bank
ABA# 221272604
Credit: FST Investors FED
Account # 03060000142
For Further Credit To: Your Name
Your First Investors Account #

If we receive a wire and we have not received all of the above noted information, your purchase will not occur until we receive the required information.

SPECIAL RULES FOR MONEY MARKET WIRE PURCHASES

If you notify us that we will be receiving a Federal Funds wire transfer prior to 12:00 p.m., ET, and we in fact receive the wire prior to 12:00 p.m., ET, your shares will start earning dividends the same day (see, "Dividends and Distributions"). To notify us, you must call 1-800-423-4026 and provide the Federal Funds wire reference number and the amount of the wire.

BY DISTRIBUTION CROSS-INVESTMENT
You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the Business Day after the record date of the distribution.

- You must invest at least $50 a month or $600 a year into a new fund account.
- A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

BY SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS
You can invest Systematic Withdrawal Plan payments (see "How to Sell Shares") from one fund account in shares of another fund account in the same class of shares.

- Payments are invested without a sales charge.
- A signature guarantee is required if the ownership on both accounts is not identical.
- Both accounts must be in the same class of shares.
- You must invest at least $600 a year if into a new fund account.
- You can invest on a monthly, quarterly, semi-annual, or annual basis.

Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

CHOOSING BETWEEN SHARE CLASSES
All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share distribution cross-investment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. Your registered representative can help you decide which class of shares is best for you.

CLASS A SHARES
When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

      CLASS A SALES CHARGES

--------------------------------------------------------------------------------
                                      AS A % OF             AS A % OF YOUR
      YOUR INVESTMENT                OFFERING PRICE         INVESTMENT
      less than $100,000                5.75%                 6.10%
      $100,000 - $249,999               4.50%                 4.71%
      $250,000 - $499,999               3.50%                 3.63%
      $500,000 - $999,999               2.50%                 2.56%
      $1,000,000 or more                   0%*                   0%*


   * If you invest $1,000,000 or more you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.
--------------------------------------------------------------------------------

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE:

1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, FI, or any affiliates of FI, or by his/her spouse, child (under age 21) or grandchild (under age 21).

2: By a former FI associate or his/her spouse, child or grandchild (under age
21) provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.

3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund dividends and distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are automatically reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an existing account.

9: When a group qualified plan (e.g., 401(k), money purchase pension, or profit sharing plan) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By a group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets.

12:  In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.

14: When an Education Savings Account ("ESA") is opened with the proceeds from another ESA which was subject to a sales charge or CDSC.

FOR ITEMS 9 THROUGH 14 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:

1: Group qualified retirement plans which have made special arrangements with First Investors for a sales charge discount.

2: Unit trust holders ("unitholders") whose trust sponsors have made special arrangements with First Investors for a sales charge discount.

3: 403(b)(7) accounts of clients whose employers have made special arrangements with First Investors for a sales charge discount.

4: Clients of unaffiliated broker-dealers who have made prior special arrangements with First Investors for a sales charge discount.

CUMULATIVE PURCHASE PRIVILEGE:

The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $100,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $100,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.

-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

 -Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.

 -Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

LETTER OF INTENT:

A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a nonbinding commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period.

Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES
Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below.

      CLASS B SALES CHARGES
      --------------------------------------------------------------------------
      YEAR OF REDEMPTION           CDSC AS A PERCENTAGE OF PURCHASE OR
                                           NAV AT REDEMPTION
      Within the 1st or 2nd year                  4%
      Within the 3rd or 4th year                  3%
      In the 5th year                             2%
      In the 6th year                             1%
      Within the 7th year and 8th year            0

SALES CHARGE REDUCTIONS ON CLASS B SHARES:

If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

FIRST-Class B shares representing dividends and capital gains that are not subject to a CDSC.

SECOND-Class B shares held more than six years which are not subject to a CDSC.

THIRD-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.


SALES CHARGE WAIVERS ON CLASS B SHARES:
The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner (or in the case of joint accounts the death of the last surviving joint owner), provided that the shares were purchased prior to the death or disability and the redemptions are made within one year of death or disability. Proof of death or disability is required.

3:  Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Required Minimum Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8:  Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10:  Redemptions by the Fund when the account falls below the minimum.

11:  Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

CONVERSION TO CLASS A SHARES:

Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

1: Conversions will be made into existing Class A share fund accounts provided the accounts have identical ownership and the same broker-dealer. If you do not own an identically registered Class A share fund account with the same broker-dealer, a new Class A share fund account will be established.

2: All automated payments including Money Line, Automatic Payroll Investment, and other regularly scheduled retirement investment programs, will continue to be invested into the Class B share fund account after the initial conversion.

3: Systematic withdrawal programs and required minimum distributions will continue to redeem shares from the Class B share fund account after the initial conversion provided there are a sufficient number of shares. If the Class B share account has insufficient shares to satisfy a scheduled distribution, ADM will contact the shareholder for further instruction. The automated redemption programs will move to Class A share fund accounts if the conversion closes the Class B share fund account.

4: If dividends and/or capital gains from a Class B share fund account are cross-reinvested into another Class B share fund, the service will remain in effect after the conversion provided shares remain in the source account. The cross-reinvestment option will not automatically move to Class A share fund accounts. Dividends and capital gains earned on Class A shares purchased as a result of the conversion will be reinvested.

5: Duplicate statements and secondary addresses (for checks), if any, that have been authorized on Class B share fund accounts will also be assigned to the new Class A share fund accounts.

MINIMUM INITIAL INVESTMENT REQUIREMENTS
Your initial investment in a non-retirement or ESA fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see "Paying for Your Order") or if you open a Fund account through a full exchange from another FI Fund.

ADDITIONAL INVESTMENTS
Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.

For Express Mail, send checks to:
First Investors Corporation
Attn: Dept. CP
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send checks to:
First Investors Corporation
Attn: Dept. CP
P.O. Box 5198
Woodbridge, NJ 07095-0916

HOW TO SELL SHARES

You can sell your shares on any Business Day. In the mutual fund industry, a sale is referred to as a "redemption." If your redemption request is received in "good order" at our Woodbridge, NJ office prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

Payment of redemption proceeds generally will be made within seven days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:

-Automatic Payroll Investment.
-FIC registered representative payroll checks.
-Checks issued by First Investors Life Insurance Company, FIC or ADM. -Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. There are special procedures to redeem shares held in a First Investors retirement plan account. If your employer is the trustee or plan administrator of your retirement account, your employer must submit the request on your behalf. Please call 1(800) 423-4026 for a distribution request form to avoid any delay in processing your request.


WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request will be processed when received in our Woodbridge, NJ office provided it is in good order. Good order must include:

1:  The name of the fund;
2:  Your account number;
3: The dollar amount, number of shares or percentage of the account you want to redeem;
4: Share certificates (if they were issued to you);
5: Original signatures of all owners exactly as your account is registered; and

6: Signature guarantees, if required (see "When Signature Guarantees are Required").

Shares purchased by check or electronic funds transfer that you have owned for less than 15 days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

For Express Mail, send written redemption requests to:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send written redemption requests to:

Administrative Data Management Corp.
P.O. Box 5198
Woodbridge, NJ 07095-0916

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the Business Day it receives such information.

TELEPHONE REDEMPTIONS
You, or any person we believe is authorized to act on your behalf, may redeem shares held in a non-retirement account which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., ET, on any Business Day provided:

-Telephone privileges are available for your account registration and you have not declined telephone privileges (see "Telephone Privileges");

-You do not hold share certificates (issued shares);

-The redemption is made payable to the registered owner(s) or electronically transferred by Federal Funds wire transfer or ACH to a pre-designated account;

-The redemption amount is $50,000 or less; and

-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000 per fund account.

Telephone redemptions will not be honored if your address has been changed within 60 days unless the address change request was signed by all shareholders and signature guaranteed.

If your telephone redemption order is received before 4:00 p.m., ET, it will be processed the same day. If it is received between 4:00 to 5:00 p.m., ET, will be processed on the following Business Day.

ELECTRONIC FUNDS TRANSFER REDEMPTIONS
Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1: Must be electronically transferred to your pre-designated bank account;
2: Must be at least $500;
3: Cannot exceed $50,000; and
4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see "Money Line") and transfer systematic withdrawal payments (see "Systematic Withdrawal Plan Payment Investments") and dividend distributions to your bank account.

SYSTEMATIC WITHDRAWALS
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment Investment service (see "Paying for Your Order - Systematic Withdrawal Plan Payment Investments").

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a systematic withdrawal plan will also generally result in a gain or loss for tax purposes.

You should avoid making investments in First Investors Funds at the same time that you are taking systematic withdrawals, unless your investments can be made without paying a sales charge. Buying shares on which a sales charge is imposed during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC. If you own Class B shares in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

EXPEDITED WIRE REDEMPTIONS
(CLASS A MONEY MARKET FUNDS ONLY)
Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI money market account to your bank account. Shares must be owned for at least 15 days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Business Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, will be processed the following Business Day.

-Each wire under $5,000 is subject to a $15 fee.
-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.
-Wires must be directed to your predesignated bank account.

MONEY MARKET DRAFT CHECK REDEMPTIONS  (CLASS A SHARES ONLY)

Free draft check writing privileges are available for First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund non-retirement account owners who maintain a minimum balance of $1,000. We will not issue draft checks if your account balance is less than $1,000. Each check drawn on an account with a balance of less than $1,000 will be subject to a $10 processing fee which is deducted when the check is paid. Shares purchased by check or by electronic funds transfer that you have owned for less than 15 days are not included in your available balance. It is your responsibility to ensure that your available balance covers the amount of your draft check and any applicable fees including a possible contingent deferred sales charge (CDSC) since, if there are insufficient shares, your redemption check will be returned through banking channels marked "insufficient funds" and may also be subject to fees imposed by your depository bank.

Daily dividends are earned on shares of the First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund shares until a draft check clears against them. Because the Funds accrue daily dividends, you may not redeem your account in its entirety by writing a draft check. Draft checks are subject to the rules and regulations of the Custodian covering checking accounts. We will return your canceled draft checks once a month. Neither the Funds nor the Custodian can certify or directly cash a draft check.

Draft checks are not available for:

1.    retirement accounts;

2.    Super Checking accounts;

3.    Class B share fund accounts;

Please notify us immediately if your draft checks are lost or stolen. "Stop payment" requests must be directed to Administrative Data Management Corp. However, there is no guarantee that a "stop payment" request will stop the payment of the draft check.


Complete the Money Market Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026. Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities. Call Shareholder Services for further information.

THE FUNDS BEAR ALL EXPENSES RELATING TO THE MONEY MARKET DRAFT CHECK REDEMPTION PRIVILEGE. WE RESERVE THE RIGHT TO AMEND OR TERMINATE THE PRIVILEGE AT ANY TIME.

SUPER CHECKING PROGRAM

Class A shareholders may establish Super Checking. Super Checking links your Fund account with a non-interest bearing checking account at First Investors Federal Savings Bank ("FFS"), an affiliates of the Funds. Each day, each Fund automatically "sweeps" or transfers funds to your FFS account to cover your withdrawals, in increments of $100 ($1,000 for Business Super Checking) to maintain a balance of $1,000 ($3,000 in Business Super Checking). FFS will accept deposits into the FFS account only by an electronic direct deposit, a federal funds wire transfer or by "sweep" from your Fund account. You will receive a consolidated monthly reconciliation statement summarizing all transactions. The Federal Deposit Insurance Corporation ("FDIC") insures your funds in your FFS account up to $100,000. Shares of your Fund are not insured by the FDIC are not obligations of or guaranteed by FFS, and are subject to risk of loss of principal. For more information of the Super Checking Program, see the Super Checking Account and Sweep Agreement or call FFS at 1 (800) 304-7748.

HOW TO EXCHANGE SHARES

Subject to the conditions listed below, you have the right to exchange shares of any First Investors Fund for the shares of the same class of any other First Investors Fund without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it.

Unless you have declined telephone privileges, you or your representative may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.

Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

EXCHANGE CONDITIONS
There are a number of conditions on the free exchange privilege.

1:  You may only exchange shares within the same class.

2:  Exchanges can only be made into identically owned accounts.

3: Exchanges into a new fund account must meet the new fund's minimum initial investment.

4:  The fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: If you exchange shares to a new fund account, the dividend and capital gain options will apply to the new fund account as well as the original account if it remains open. If you exchange shares into an existing fund account, the dividend and capital gain options on the existing fund account will remain in effect.

7: If you exchange shares of a fund which are subject to a CDSC (e.g., any Class B shares or Class A shares to be purchased at NAV because the value of your accounts exceeds $1 million), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.

8: Since there is no sales charge on Class A share money market fund purchases, you cannot exchange Class A money market fund shares into the shares of another First Investors Fund without incurring a sales charge unless you have already paid a sales charge on the shares (e.g., you purchased a First Investors Fund with a sales charge and exchanged into the money market fund).

9: If you are exchanging shares on which a sales charge was already paid, the dividends earned on those shares are also eligible for the free exchange privilege.

10: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

11: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

12: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original fund or the fund you are exchanging into ("receiving fund") or if you want it terminated.

Without specific instructions, we will amend account privileges as outlined below:

                        EXCHANGE          EXCHANGE            EXCHANGE A
                        ALL SHARES TO     ALL SHARES TO       PORTION OF
                        ONE FUND          MULTIPLE            SHARES TO ONE OR
                                          FUNDS               MULTIPLE FUNDS
--------------------------------------------------------------------------------
MONEY LINE              ML moves to       ML stays with       ML stays with
(ML)                    Receiving Fund    Original Fund       Original Fund

AUTOMATIC PAYROLL       API moves to      API is allocated    API stays with
INVESTMENT (API)        Receiving Fund    equally to          Original Fund
                                          Receiving Funds

SYSTEMATIC              SWP moves to      SWP                 SWP stays
WITHDRAWALS             Receiving Fund    Canceled            with Original Fund
(SWP)

403(b)                  403(b) $ moves    403(b) $ stays      403(b) $ stays with
CONTRIBUTIONS           to Receiving      with Original Fund  Original Fund
                        Fund




TELEPHONE EXCHANGES
You can exchange by phone shares of any non-retirement account provided you have telephone privileges (see "Telephone Privileges").

You can also use telephone privileges to exchange shares of any eligible FI fund
(1) within any participant directed FI prototype IRA, 403(b), or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1(800) 423-4026 to obtain a Qualified Retirement Plan Application.

By Phone:         Call Special Services from 9:00 a.m. to 5:00 p.m., ET. Orders
1(800) 342-6221   received after the close of the NYSE, usually 4:00 p.m., ET, are processed the following Business Day.

                  1.    You must have telephone privileges.   (see
                        "Telephone Privileges".)
                  2.    Certificate shares cannot be exchanged by phone.
                  3. For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services Department at 1 (800) 423-4026 to determine whether additional documents to are necessary.

WRITTEN EXCHANGES
Written instructions are acceptable for any exchange.

For Express Mail, send to:

Administrative Data Management Corp.
581 Main Street
Woodbridge,  NJ 07095-1198

For Regular Mail, send   1.    Send us written instructions signed by all
to:                      account owners exactly as the account is registered.

Administrative Data      2.    Include the name and account number of your fund.
Management Corp.
P.O. Box 5198            3.    Indicate either the dollar amount, number of
Woodbridge,  NJ          shares or percent of the source account you want to
07095-0916               exchange.

                         4. Specify the existing account number or the name of the new Fund you want to exchange into.

                         5. Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.

                         6. For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services at 1 (800) 423-4026.


WHEN SIGNATURE GUARANTEES ARE REQUIRED

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP").

A signature guarantor may not amend or limit the scope of the guarantee in any way. The guarantee may not be dated or altered in an attempt to guarantee less than all signatures on a document. The surety bond coverage provided must equal or exceed the amount of the transaction. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.

Signature guarantees are required:

1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions to the address of record when the address of record has changed within 60 days of the request (unless the written address change request was signed by all owners and signature guaranteed).

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.

8: To establish any EFT service.

9: For requests to change the address of record to a P.O. box. The residential street address must also be provided.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

STATEMENTS & REPORTS

TRANSACTION CONFIRMATION STATEMENTS
You will receive a confirmation statement immediately after most transactions. These include:

-dealer purchases.
-check investments.
-Federal Funds wire purchases.
-redemptions.
-exchanges.
-transfers.
-systematic withdrawals.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement.

 A separate confirmation statement is generated for each fund account you own. It provides:

-Your fund account number.
-The date of the transaction.
-A description of the transaction (purchase, redemption, etc.).
-The number of shares bought or sold for the transaction.
-The dollar amount of the transaction.
-The dollar amount of the dividend payment (if applicable).
-The total share balance in the account.
-The dollar amount of any dividends or capital gains paid.
-The number of shares held by you, held for you (including escrow shares), and the total number of shares you own.

The confirmation statement also may provide a perforated investment stub with your preprinted name, registration, and fund account number for future investments.

You should review your confirmation statements carefully. If you fail to notify us of any errors or omissions within 30 days, we will not accept responsibility for any resulting liability.

MASTER ACCOUNT STATEMENTS
If FI is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance variable annuities or life insurance you may own. Joint accounts registered under your taxpayer identification number and custodial accounts for which you are the custodian will appear on separate Master Account Statements but may be mailed in the same envelope upon request. You may request that the quarterly statements for different customers that reside at the same address be mailed in one envelope by contacting Shareholder Services and ordering a Combined Mailing Authorization Form.

The Master Account Statement provides the following information for each First Investors fund you own:

-fund name.
-fund's current market value.
-total distributions paid year-to-date.



ANNUAL AND SEMI-ANNUAL REPORTS
You will also receive an Annual and a Semi-Annual Report covering each fund that you own. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. The Annual report will also contain an analysis by the Portfolio Manager of the Fund's performance over the prior year. You will receive one report per household.

DIVIDENDS AND DISTRIBUTIONS

Except as provided below, for funds that declare daily dividends, your shares start earning dividends on the first Business Day following the day of purchase. Your shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.

For First Investors money market fund purchases, if we receive a Federal Funds wire transfer prior to 12:00 p.m., ET, and you have given us the proper notification beforehand (see "Federal Funds Wire Transfer"), your shares start earning dividends on the day of purchase. Redemptions by wire out of the money market funds will not earn dividends on the day of redemption.

The funds pay dividends from net investment income and distribute the accrued earnings to shareholders as noted below:



--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE
--------------------------------------------------------------------------------

MONTHLY:                            QUARTERLY:              ANNUALLY (IF ANY):
Cash Management Fund                Blue Chip Fund          All-Cap Growth Fund
Fund for Income                     Growth & Income Fund    Focused Equity Fund
Government Fund                     Total Return Fund       Global Fund
Insured Intermediate Tax Exempt     Value Fund              Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                     Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Single State Insured Tax Free Funds
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund

--------------------------------------------------------------------------------


Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividends or capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividends and capital gains distributions of less than $10.00 are automatically reinvested to purchase additional fund shares.

If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.

TAX FORMS

--------------------------------------------------------------------------------
TAX FORM                          DESCRIPTION                          MAILED BY
--------------------------------------------------------------------------------
1099-DIV*     Consolidated report lists all taxable dividend and      January 31
              capital gains distributions for all of the shareholder's accounts. Also includes foreign taxes paid and any federal income tax withheld due to backup withholding.

--------------------------------------------------------------------------------
1099-B        Lists proceeds from all redemptions including           January 31
              systematic withdrawals and exchanges. A separate form is issued for each fund account. Includes amount of federal income tax withheld due to backup withholding.

--------------------------------------------------------------------------------
1099-R        Lists taxable distributions from a retirement           January 31
              account. A separate form is issued for each fund account. Includes federal income tax withheld due to IRS withholding requirements.

--------------------------------------------------------------------------------
5498          Provided to shareholders who made an annual IRA             May 31
              contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the tax year. A separate form is issued for each fund account.

--------------------------------------------------------------------------------
1042-S        Provided to non-resident alien shareholders to            March 15
              report the amount of fund dividends paid and the amount of federal taxes withheld. A separate form is issued for each fund account.

--------------------------------------------------------------------------------
Cost Basis    Uses the "average cost-single category" method to       January 31
Statement     show the cost basis of any shares sold or
              exchanged. Information is provided to assist shareholders in calculating capital gains or losses.
              A separate statement, included with Form 1099-B, is issued for most fund accounts. This statement is not reported to the IRS and does not include money market funds or retirement accounts.

--------------------------------------------------------------------------------

Tax Savings   Consolidated report lists all amounts not subject       January 31
Report for    to federal, state and local income tax for all the
Non-Taxable   shareholder's accounts. Also includes any amounts
Income        subject to alternative minimum tax. Not reported to
              the IRS.

--------------------------------------------------------------------------------
Tax Savings   Provides the percentage of income paid by each fund     January 31
Summary       that may be exempt from state income tax.   Not
              reported to the IRS.
--------------------------------------------------------------------------------

* The IRS does not require investment companies to issue Form 1099-DIV to report taxable dividend and capital gain distributions of less than $10 per fund account, unless the account is subject to IRS imposed backup withholding tax.

OTHER POLICIES

RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS
A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

SHARE CERTIFICATES
Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

Certificates can only be issued in the name of the accountholder(s).

TRANSFERRING OWNERSHIP OF SHARES
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund.

To transfer shares, submit a letter of instruction including:

-     Your account number.
-     Dollar amount, percentage, or number of shares to be transferred.
-     Existing account number receiving the shares (if any).

- The name, address, date of birth, taxpayer identification number and such other information as may be required by law of each customer receiving the shares.
- The signature of each account owner requesting the transfer with signature guarantee(s).

If FI is your broker-dealer, we will request that the transferee complete a MAA to establish a brokerage account with FI and certify his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded. Furthermore, a W-9 Form will be required to certify the taxpayer identification number.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.

HOUSEHOLDING OF DISCLOSURE DOCUMENTS
It is our policy to send only one copy of the fund's prospectus, annual report, and semi-annual report to all family members who reside in the same household. This reduces fund expenses, which benefits you and other shareholders.

We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1(800) 423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within 30 days of receiving your request.

RETURNED MAIL
If mail is returned to the fund marked undeliverable by the U.S. Postal Service with no forwarding address after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges will also be discontinued.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see "When Signature Guarantees Are Required"). Additional requirements may apply for certain accounts. Call Shareholder Services at 1
(800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be turned over in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.

REINSTATEMENT PRIVILEGE
If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge. You must notify us that you are eligible for this privilege.

Whether you are reactivating a closed account, opening a new account, or your investment is in Class A or Class B shares, the payment must meet the Fund's minimum investment amount (generally $1,000).

Shares redeemed under our Systematic Withdrawal Plan are not eligible for reinstatement at NAV. Automated purchases may not be used to buy shares under the reinstatement privilege.

If you are reinstating all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you are reinstating a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

YOUR PRIVACY
We use the strictest standards to safeguard your information. We obtain information from you that is necessary to make suitable investment recommendations for you, such as your occupation, age, financial resources, investment experience and objectives. We also keep track of the investments you make through us. If you purchase insurance, we also obtain information concerning your medical history, credit history, and driving record. We use your information only to process transactions that you have authorized, and to service your account. We do not disclose your information to any third party, except as permitted by law. We restrict access to your information to those persons who need to know it. We also maintain physical, electronic, and procedural measures to ensure that unauthorized persons do not obtain access to your information.

REDEMPTIONS-IN-KIND
If a Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash.

HOW TO COMMUNICATE WITH US

OUR SHAREHOLDER SERVICES DEPARTMENT
1 (800) 423-4026

Call our toll-free Shareholder Service line 24 hours a day for procedures, fund information, fund prices and for recent account transactions. To speak to a shareholder services representative, please call Monday through Friday between the hours of 9:00 a.m. and 6:00 p.m., ET.

CALL US TO UPDATE OR CORRECT YOUR:

o Address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.
o     Birth date (important for retirement distributions).
o Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).

CALL US TO REQUEST:
o Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).
o     A stop payment on a dividend, redemption or money market draft check.
o     Suspension (up to six months) or cancellation of Money Line.
o     A duplicate copy of a statement, cancelled check or tax form.

      CANCELLED CHECK FEE:     $10 fee for a copy of a cancelled
                               dividend, liquidation, or
                               investment check.
                               $15 fee for a copy of a cancelled money market draft check.

      DUPLICATE TAX FORM FEES: Current Year      Free
                               Prior Year(s)     $7.50 per tax form per year.

o           Cancellation of cross-reinvestment of dividends.
o A history of your account (the fee can be debited from your non-retirement account).

            Fees: 1974 - 1982*                  $10 per year fee
                  1983 - present                $5 total fee for all years
                  Current & Two Prior Years     Free

            *Account histories are not available prior to 1974.

PROVIDED YOU HAVE TELEPHONE PRIVILEGES, YOU CAN ALSO CALL US TO:

      Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided bank and fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and fund account registrations differ.

      o Change the allocation of your Money Line or Automatic Payroll Investment payment.
      o Change the amount of your Systematic Withdrawal payment on non-retirement accounts.
      o Request a share certificate to be mailed to your address of record (non-retirement accounts only).
      o Request money market fund draft checks (non-retirement accounts only) provided your account balance is at least $1,000. Additional written documentation may be required for certain registrations.

E-MAIL
You can e-mail service related inquiries to our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account inquiries such as:
      o     Literature on our funds and services.
      o Prospectus, annual report, and Statements of Additional Information requests.
      o     Check copy requests.
      o     Duplicate statement requests.
      o     Procedural inquiries.
      o     Account research.

E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.

WEB ACCESS
You can access your account and a wealth of other company information at your convenience - 24 hours a day, 7 days a week- through our Web site at www.firstinvestors.com. Our Web site allows you to:

      o     Review your current account balance.

      o View recent current and prior year transactions, such as investments and redemptions.
      o Access your most recent Quarterly Master Account Statement after you have obtained a password. See below for how to obtain a password.

      o     Check fund prices.
      o     Verify that money market checks have cleared.
      o     Download fund prospectuses and the current Shareholders Manual.
      o     Acquaint yourself with our range of client services.
      o     Explore career opportunities.
      o Download educational articles on a variety of investment-related issues.
      o     Review fund descriptions and top 10 portfolio holdings.
      o     Review fund performance and portfolio management.

To begin enjoying these benefits, follow the directions below:

      o Visit our Web site at www.firstinvestors.com or call us at 1 (800) 423-4026 to request web access.
      o     From the home page, select Your Account.
      o     Click on Request Password.
      o Enter your full "Master Account Number" or full "Account Number" and the last four digits of your "Taxpayer Identification Number" (i.e., your Social Security number or Employee ID number), then click on Submit.
      o Within 3 to 5 business days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts.
      o After receiving your User Name and Password, visit our Web site and select the Your Account section. Then click on the Your Account button.
      o Enter the User Name and Password that we provided. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember. You may want to write it down and keep it in a safe place.
      o     Now, feel free to access your accounts at any time!

First Investors does not accept orders for transactions via our Web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1(800) 423-4026 for assistance.

                             [FIRST INVESTORS LOGO]



         PRINCIPAL UNDERWRITER                       TRANSFER AGENT
      First Investors Corporation         Administrative Data Management Corp.
             95 Wall Street                          581 Main Street
           New York, NY 10005                     Woodbridge, NJ 07095
             1-212-858-8000                          1-800-423-4026







SHARMAN  REV 12/31/02

                   STATEMENT OF ADDITIONAL INFORMATION PART II

                             DATED DECEMBER 31, 2002


Part II of this SAI describes policies and practices that apply to each of the Funds in the First Investors Family of Funds, except as otherwise indicated. The First Investors Family of Funds (or "First Investors Funds") consist of fourteen
(14) registered investment companies: First Investors Cash Management Fund, Inc., First Investors Fund for Income, Inc., First Investors Global Fund, Inc., First Investors Government Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., First Investors Life Series Fund, First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., First Investors Series Fund, First Investors Series Fund II, Inc., First Investors Special Bond Fund, Inc., First Investors Tax-Exempt Money Market Fund, Inc., First Investors U.S. Government Plus Fund and Executive Investors Trust. The term "Fund" as used herein shall also include each individual series of each Fund, except as otherwise indicated.






                           TABLE OF CONTENTS - PART II
                           ---------------------------

DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS...............................2
  I.    Debt Securities.......................................................2
  II.   Equity Securities.....................................................6
  III.  Foreign Securities Exposure...........................................7
  IV.   Restricted and Illiquid Securities....................................9
  V.    When-issued Securities................................................9
  VI.   Standby Commitments...................................................9
  VII.  Futures and Options..................................................10
  VIII. Repurchase Agreements................................................14
  IX.   Temporary Borrowing..................................................14
  X.    Temporary Defensive Investments......................................14
PORTFOLIO TURNOVER...........................................................14
MANAGEMENT OF THE FUNDS......................................................15
RESPONSIBILITIES OF THE BOARD OF THE FUNDS...................................16
BOARD CONSIDERATION OF ADVISORY AGREEMENTS...................................16
UNDERWRITER AND DEALERS......................................................16
DISTRIBUTION PLANS...........................................................18
DETERMINATION OF NET ASSET VALUE.............................................19
ALLOCATION OF PORTFOLIO BROKERAGE............................................20
PERFORMANCE INFORMATION AND ADVERTISING......................................21
CREDIT RATINGS INFORMATION...................................................26
GENERAL INFORMATION..........................................................30

                 DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS


      The following are descriptions of investment strategies that are used by one or more of the Funds within the First Investors family of Funds, as well as the risks of those strategies. To determine which strategies are used by a particular First Investors Fund, you must review the prospectus and Appendices A and B of Part I of this SAI. The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies. Appendix A contains schedules listing the investment strategies that may be used by each Fund covered by the SAI. Appendix B of this SAI describes the investment policies that may limit or restrict the Fund's ability to use certain investment strategies. Thus, references below to "Funds" or a "Fund" refer to those Funds that are authorized to invest in the described securities.

I.    DEBT SECURITIES.

      The Funds may invest in all of the debt securities described below. The market value of most debt securities is influenced by changes in the level of interest rates. Generally, as interest rates rise, the market value of a debt security decreases. Conversely, as interest rates fall, the market value of a debt security increases. This is referred to as interest rate risk. Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil.

      The market value of most debt securities is influenced by the credit risks associated with such security. Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Funds may be rated investment grade, may be rated below investment grade or may be unrated. Debt obligations rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P") are considered investment grade. Bonds that are rated lower than Baa or BBB are considered below investment grade and are referred to as "High Yield Securities." In general, the lower the credit rating for a debt security, the higher the credit risk. As discussed below, High Yield Securities are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. Even debt obligations which are rated Baa by Moody's or BBB by S&P have speculative characteristics.

      A. COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS. The Funds may invest in commercial paper (which are short-term promissory notes issued by corporations to finance their current operations), commercial bank obligations (such as certificates of deposit and bankers acceptances), and short-term obligations issued by the U.S. government, its agencies, or instrumentalities. Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933, such as Section 3(a)(3) or 4(2). The commercial paper purchased by the Funds may be liquid or illiquid. See "Restricted and Illiquid Securities" for risks associated with investing in restricted and illiquid securities. The commercial paper purchased by the Funds may be rated or unrated. The commercial paper purchased by the Funds may also take the form of short term promissory notes that are backed by assets, such as credit card and other receivables. See "Other Asset-Backed Securities."

      B. CORPORATE BONDS AND NOTES. The Funds may invest in bonds and notes issued by corporations and other similar entities. Corporate bonds and notes generally have maturities of between one and thirty years. In general, the longer the maturity of a bond, the greater the interest rate risk. The corporate bonds and notes that may be purchased by the Funds may be convertible into equity securities. See "Convertible Debt Securities." The Funds may also invest in debt securities that are accompanied by warrants or rights which are convertible into the issuer's equity securities. The Funds may sell or retain such warrants or rights.

      C. CONVERTIBLE DEBT SECURITIES. The Funds may invest in convertible debt securities. A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer. The value of a convertible bond may be dependent in part on the value of the issuer's equity securities.

      D. HIGH YIELD SECURITIES. The Funds may invest in high yield, high risk securities also known as junk bonds ("High Yield Securities"), including securities of companies that are in default or undergoing bankruptcy or reorganization ("Distressed Securities). High yield securities include bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's Ratings Group as well as unrated bonds that are determined by the Funds to be of equivalent quality.

      Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      The Funds could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk. There is frequently less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt. Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

      The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. High Yield Securities are typically traded among a small number of broker-dealers. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

      If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. To the extent permitted by a Fund's investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes, or to seek capital appreciation.

      E. MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities. These securities represent interests in pools of mortgage loans. The payments of principal and interest on the underlying loans pass through to investors. Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders may receive prepayments of principal, in addition to the principal which is part of the regular monthly payments.

      There are three types of interest rate risk associated with mortgage-backed securities. The first is ordinary interest rate risk. The values of mortgage-backed securities will generally fluctuate inversely with interest rates. The second is prepayment risk. This is the risk that borrowers will repay their mortgages earlier than anticipated. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The third type of interest rate risk is extension risk. When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security. This makes mortgage-backed securities more sensitive to interest rate changes.

      Mortgage-backed securities may also be subject to credit risk. Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) are guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation). Guarantees by agencies or instrumentalities of the U.S. Government are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      F. OTHER ASSET-BACKED SECURITIES. The Funds may invest in other forms of asset-backed securities i.e., in addition to asset-based commercial paper and mortgage-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, and other forms of receivables. These securities present certain risks in addition to those normally associated with debt securities. For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable. For example, credit card receivables are generally unsecured. The obligors may also be entitled to the protection of a number of state and federal credit laws. Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.

      To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities. Moreover, a credit support depends upon the financial ability of its issuer to honor the support.

      G. MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source. The yields on municipal securities depend on, among other things, general money market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.

      Generally, the values of municipal securities vary inversely to changes in interest rates. Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient. National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on those obligations. There is also the risk that some or all of the interest income that a Fund receives from municipal securities might become taxable or be determined to be taxable by the Internal Revenue Service ("IRS"), applicable state tax authorities, or a judicial body. Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.

      H. U.S. GOVERNMENT SECURITIES. The Funds may invest in all types of U.S. Government Securities. U.S. Government Securities include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation). The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

      The Funds may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security which has been separated from all the other interest payments as well as the security itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. See "Zero Coupon and Pay-In-Kind Securities." These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

      The Funds may also purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

      I. VARIABLE RATE AND FLOATING RATE SECURITIES. The Funds may invest in variable rate and floating rate securities. Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities. Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

      The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, there may be no established secondary market for these obligations and they may be illiquid. See "Restricted and Illiquid Securities" for the risks of illiquid securities. Where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Funds will invest in obligations that are unrated only if they determine that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

      J. ZERO COUPON AND PAY-IN-KIND SECURITIES. The Funds may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      K. INVERSE FLOATERS. The Funds may invest in securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited and they may be illiquid. See "Restricted and Illiquid
Securities" for the risks of illiquid securities. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

II.   EQUITY SECURITIES

      A. COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS. The Funds may invest in all types of equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks. Equity securities are subject to market risk. This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. The Funds may invest in equity securities of foreign companies directly or through depository receipts. Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See "Foreign Securities Exposure" for the additional information on the associated strategies and risks. The Funds may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small to medium market capitalizations. Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

      B. SHARES OF OTHER INVESTMENT COMPANIES. The Funds may invest in the shares of other investment companies, including Exchange Traded Funds ("ETFs") that are registered as investment companies. Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies. See "Shares of Exchange Traded Funds." Investments in the shares of other investment companies or ETFs also expose a Fund to additional expenses. A Fund that invests in an investment company or an ETF will bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.

      C. SHARES OF EXCHANGE-TRADED FUNDS. ETFs essentially are baskets of stocks that are listed on an exchange and trade like individual stocks. ETFs typically seek to replicate selected indices. The value of an ETF is usually determined by demand for the underlying securities themselves. Although the value of an ETF is related to the ETF's underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount to net asset value. In addition, a failure to maintain the exchange listing of an ETF's shares and substantial market or other disturbances could adversely affect the value of such securities.

      ETFs may or may not be registered as investment companies depending upon how they are organized. ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor's Depository Receipts ("SPDRs"). ETFs that are organized as grantor trusts, such as Holding Company Depository Receipts ("HOLDRs"), generally are not required to register as investment companies under the 1940 Act. Investments in ETFs, whether or not registered or not registered as investment companies, expose the Funds to additional fees.

      D. REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in stocks of real estate investment trusts ("REITs"). Equity REITS invest in income producing real estate. They produce income from rental and lease payments as well as occasional sales of property. Mortgage REITs make construction, development and long-term mortgage loans. They produce income from repayment of the loans and sales of the loan obligations. REITs may invest in both real estate and real estate loans.

      Unlike most corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To quality, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income for rents, mortgages, and sales of property. REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.

      REITs are subject to real estate industry risk. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failures to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

      REITs are also subject to interest rate risk. REIT stock prices overall will decline over short or even long periods because of rising interest rates. In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments. Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.

      REITs tend to be small or medium-size companies. Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies. See "Restricted and Illiquid Securities" for the risks of illiquid securities.

III.  FOREIGN SECURITIES EXPOSURE

      The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or Exchange Traded Funds ("ETFs") (generally "foreign securities"). Investing in foreign securities involves more risk than investing in U.S. securities. Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer. In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

      A. DEPOSITORY RECEIPTS. The Funds may invest in securities issued by foreign companies through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. ADRs are not considered by the Funds to be foreign securities for purpose of any investment restrictions on investments in foreign securities. ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

      GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Unlike ADRs, GDRs are typically denominated in foreign securities. They may not, however, be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of any investment restrictions on investments in foreign securities, GDRs are considered to be foreign securities.

      B. FOREIGN SECURITIES TRADED IN THE U.S. The Funds may invest directly in foreign equity or debt securities that are traded in the U.S. Such securities are generally denominated in U.S. dollars. They also may be issued originally in the United States. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the U.S. ("Yankee Bonds"). Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the U.S., and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors. See "Restricted and Illiquid Securities" for the risks of illiquid securities. To the extent that dollar-denominated foreign stocks and bonds are traded in the U.S. securities markets, the Funds do not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.

      C. FOREIGN SECURITIES TRADED IN FOREIGN MARKETS. The Funds may invest in foreign securities that are traded in foreign securities markets. In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories. When the Funds are investing in securities that are denominated in foreign currencies, they may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date.

      D. FOREIGN SECURITIES TRADED IN EMERGING MARKETS. The Funds may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed.
There are special risks associated with investing in emerging markets in addition to those described above in "Foreign Securities Traded in Foreign Markets." These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

IV.   RESTRICTED AND ILLIQUID SECURITIES

      The Funds may invest in restricted and illiquid securities. Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the Securities Act of 1933 ("1933 Act"). Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutionally buyers under exemptions from registration under the 1993 Act, such as Rule 144A, or in subsequent registered offerings.

      Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. The Funds consider restricted securities to be illiquid unless their adviser or subadviser determines that such securities are liquid under policies and procedures that have been approved by the Board of Directors or Trustees of the Funds. The Funds also consider repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.

      It may be difficult or impossible for the Funds to resell restricted or illiquid securities. As a result, the Funds could suffer losses by investing in such securities. It may also be difficult to value such securities. The Funds could also incur costs (such as registration fees) to resell restricted securities.

V.    WHEN-ISSUED SECURITIES

      The Funds may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.


VI.   STANDBY COMMITMENTS.

      The Funds may acquire standby commitments from banks with respect to securities held by the Funds. Under a standby commitment, a bank agrees to buy a particular security from a Fund at a specified price at the fund's option. A standby commitment is similar to a put option for a particular security in a Fund's portfolio. Standby commitments acquired by a Fund are not added to the computation of that Fund's net asset value. Standby commitments are subject to certain risk, including the issuer's ability to pay for a security when a Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace. A Fund's ability to exercise their rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable. The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.

      The Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable. Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment. The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered. Standby commitments acquired by the Fund are not added to the computation of the Fund's net asset value and are valued at zero. When the Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund. The dollar-weighted average maturity calculation for the Fund is not affected by standby commitments.

VII.  FUTURES AND OPTIONS.

      The Funds may use financial futures, options or forward currency contracts as part of their investment strategies. The Funds may use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. Further, stock index futures contracts and call options thereon may be purchased to maintain a desired percentage of a Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure.

      The Funds may also use forward currency contracts to hedge cash positions during the settlement of transactions involving individual foreign securities and in between such transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.

      The Funds may write (sell) covered call options on individual securities when they do not believe that the prices of these securities will increase above the strike prices of the options during the terms of the options. When a Fund writes a covered call option, the Fund is attempting to increase the income it receives by holding the underlying security. However, it also limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

      The main risks associated with using these instruments are discussed below. A Fund might not employ any of the strategies described below for a variety of reasons including the fact that a particular futures or options strategy may be too costly to benefit the Fund. Moreover, there can be no assurance that any strategy will succeed. Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments may be limited by tax considerations.

      To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including (1) dependence on the Adviser's or Subadviser's, as applicable, ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time. If the Adviser's or a Subadviser's, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

      No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

      Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      Successful use by a Fund of futures contracts and related options will in part depend upon the Adviser's or Subadviser's, as applicable, ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

      Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options. Although a Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

      Options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

      Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.

      A Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

      Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency. In that case, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

      Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

      To the extent that a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's assets at risk to 5%.

      A Fund may not write options or purchase or sell futures or forward contracts unless it owns either (1) an offsetting ("covered") position in securities, or other options or futures or forward contracts or (2) cash and liquid securities with a value sufficient at all times to cover its potential obligations. A Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a segregated account with its custodian in the prescribed amount. Securities or other options, futures or forward contract positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management and decrease a Fund's liquidity.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction.

Conversely, in order to terminate its right under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

      The value of an option position will reflect, among other things, the current market price of the underlying security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's or the Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

      Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

      A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, a Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option unless it substitutes other acceptable securities. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      Index options are settled exclusively in cash. If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

      A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

      The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

VIII. REPURCHASE AGREEMENTS.

      The Funds may invest in repurchase agreements. A repurchase agreement is essentially a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date. The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have long maturities. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

IX.   TEMPORARY BORROWING.

      The Funds may borrow for temporary or emergency purposes in amounts not exceeding their investment policies. Borrowing increases the risks of investing by increasing leverage and accentuating potential losses.

X.    TEMPORARY DEFENSIVE INVESTMENTS.

      From time to time, the Funds may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events. At such times, the Funds may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. For a description of commercial paper and other short-debt instruments, see "Commercial Paper and Other Short-Term Investments." When the Funds are taking temporary defensive positions, they may not achieve their investment objectives and they could suffer losses. For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see "Debt Securities", "Commercial Paper and Other Short-Term Investments", and "Foreign Securities Exposure."


                               PORTFOLIO TURNOVER

      Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or Subadviser (as applicable), investment considerations warrant such action.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.


                             MANAGEMENT OF THE FUNDS

      Investment advisory services to each Fund are provided by FIMCO ("the Adviser"), pursuant to separate Investment Advisory Agreements (each, an
"Advisory Agreement"). Prior to December 18, 2000, Executive Investors Management Company, Inc. ("EIMCO") served as investment adviser to Insured Tax Exempt Fund II, pursuant to an agreement. FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporation, and its address is 95 Wall Street, New York, NY 10005.

      Pursuant to each Advisory Agreement, FIMCO is responsible for supervising and managing each Funds' investments, determining each Funds' portfolio transactions and supervising all aspects of each Fund's operations, subject to review by the Directors/Trustees. The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds.

      Each Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Directors/Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Directors/Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

      Under the Advisory Agreements, each Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI. Each Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      FIMCO has an Investment Committee composed of the Chairman, President, and General Counsel of FIMCO, the Investment Compliance Manager, and the portfolio managers of each of the Funds. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

      Wellington Management Company, LLP ("WMC") serves as the investment subadviser to the Global, All-Cap Growth, Focused Equity, Life Series Growth, Life Series Focused Equity and Life Series International Funds pursuant to subadvisory agreements ("Subadvisory Agreements"). Under these Subadvisory Agreements, WMC is responsible for managing each Fund's investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying WMC a subadvisory fee with respect to each Fund, as set forth in Part I of the SAI for the Fund. Each Subadvisory Agreement provides that it will continue for a period or more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement also provides that it will terminate automatically if assigned or upon their termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the Subadviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted a Code of Ethics restricting the personal securities trading and conduct of portfolio mangers and other access persons of the Funds. Subject to certain exemptions, all access persons, except the disinterested Directors/Trustees of the Funds: (a) must have all non-exempt trades in covered securities pre-cleared; (b) are prohibited from trading in covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities; (c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Funds. Similarly, WMC has adopted a Code of Ethics which governs the personal securities trading and conduct of its portfolio managers and other access persons of its mutual fund clients, including the First Investors Funds. Among other things, WMC Code of Ethics requires its access persons to preclear personal securities transactions prior to execution, it imposes "black out restrictions" on buying or selling securities that are being bought or sold by WMC mutual fund clients, and it requires access persons to file reports of personal securities transactions.


                   RESPONSIBILITIES OF THE BOARD OF THE FUNDS

      There is one common Board of the Funds within the First Investors Family of Funds. The Board plays an important supervisory role with respect to oversight of the management of the Funds. Among other things, the Board is responsible for the annual approval of investment advisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the Adviser and subadviser, as applicable, pursuant to delegated authority.

      The Independent Directors have established an "Independent Directors Committee," which is comprised of all the Independent Directors. (Independent Directors are also referred to as Disinterested Directors.) This Committee elects from its members a chairperson, who serves for a one-year term and until a successor is elected. The Independent Directors Committee is responsible for, among other things, nominating and selecting persons to serve as Independent Directors on the Board, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Directors, overseeing the Funds' accounting and financial reporting, approving the selection, retention, or termination of auditors, evaluating the independence of the auditors, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, monitoring the performance and independence of legal counsel to Independent Directors, and reviewing all matters that require approval of the Independent Directors under the 1940 Act and the rules thereunder. Presently, the Committee does not consider nominees recommended by shareholders. The Committee met 10 times during the last fiscal year.


                   BOARD CONSIDERATION OF ADVISORY AGREEMENTS

      Each Advisory and Subadvisory Agreement has been approved by the Board of the Funds, including a majority of the Directors/Trustees who are not parties to Funds' Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors/Trustees"), in person at a meeting called for such purpose.

      The Board most recently approved the Advisory and Subadvisory Agreements for each of the Funds in the First Investors Family of Funds at its meeting on May 16, 2002. The Independent Directors/Trustees were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Directors/Trustees met separately with their independent legal counsel prior to the formal board meeting to discuss matters relating to their consideration of the Advisory and Subadvisory Agreements.

      The Board reviewed and considered the information provided to it in advance of the meeting in response to the request of the Independent Directors/Trustees, the presentations made by management at the meeting and a variety of factors in approving the Advisory and Subadvisory Agreements for the Funds. The factors considered by the Board included, but were not limited to, the following:

      o The Board considered the nature and quality of services provided by the Funds' investment adviser, FIMCO, and by the subadviser, in the case of Funds that have a subadviser. In this regard, the Board reviewed the qualifications of the key portfolio management, compliance and administrative personnel who provide services to each of the Funds, each Fund's performance for each of the prior five years (or shorter period, if applicable) both on an absolute basis and relative to its Lipper peer group, and each Fund's performance relative to an appropriate index. The Board also considered the steps taken by FIMCO to improve the performance of certain of its Funds, including the hiring of a new Director of Equities, the hiring of a new small-cap portfolio manager, and the addition of an equity analyst.

      o The Board considered the fees and expenses of the Funds, including the fee breakpoint schedules. Among other things, the Board reviewed the advisory fee schedule of the Funds, the advisory fees paid by the Funds, the advisory fees waived by FIMCO (if any), the Fund expenses assumed by FIMCO (if any), the portfolio turnover of the Funds, the net expense ratios of the Funds for the past five years (or shorter period, if applicable), and the average and median net expense ratios of funds within each of the Fund's Lipper peer groups for the past five years (to the extent available). In the cases of Funds that have a subadviser, the Board also considered the subadvisory fees paid by FIMCO to the subadviser.

      o The Board considered FIMCO's profitability from the Advisory Agreements. The Board reviewed a report showing the income received by FIMCO from management fees, a breakdown of the direct and indirect expenses incurred by FIMCO in earning the fees, FIMCO's pre-tax profit without regard to distribution expenses, and FIMCO's pre-tax profit after distribution expenses. The Board also reviewed a five-year analysis of FIMCO's profitability. In the case of Funds that have a subadviser, the Board considered profitability information furnished by the subadviser.

      o The Board considered information from FIMCO relating to potential economies of scale in managing the Funds.

      o The Board considered the nature, quality and costs of the non-investment management services provided, and the incidental or "fall-out" benefits that FIMCO and its affiliates may receive as a result of FIMCO's management of the Funds. Among other things, the Board received information regarding the direct and indirect income received by FIMCO's affiliated broker-dealer, transfer agent, and bank as a result of FIMCO's management of the Funds. The Board also considered detailed information concerning the use of Rule 12b-1 fees paid by the Funds.

      o The Board considered FIMCO's policies with respect to best execution, allocation of brokerage, and soft dollar research. In this regard, the Board reviewed, among other things, the portfolio turnover rate of the Funds and the extent to which brokerage of the funds in the First Investors Fund family is used to acquire research that is used by FIMCO, and the extent to which this may benefit the Funds.

      Based upon the foregoing and other factors, the Board, including the Independent Directors/Trustees, concluded that the continuation of each of the Advisory and Subadvisory Agreements is in the best interests of the applicable Fund and its respective shareholders, and unanimously approved the continuation of each Advisory and Subadvisory Agreement.


                             UNDERWRITER AND DEALERS

      Each Fund except the Life Series Funds has entered into an underwriting agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. The Underwriting Agreement was approved by each Fund's Board, including a majority of the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

      The following table lists the current sales charge with respect to Class A shares of each Fund, except Cash Management Fund and Tax-Exempt Money Market Fund, as well as the amount of the sales charge which is reallowed to dealers selling the shares:

                                   SALES CHARGE AS % OF          CONCESSION TO
                                                  NET AMOUNT     DEALERS AS A %
AMOUNT OF INVESTMENT           OFFERING PRICE      INVESTED    OF OFFERING PRICE
--------------------           --------------      --------    -----------------

Less than $100,000..............    5.75%            6.10%            4.72%
$100,000 but under $250,000.....    4.50             4.71             3.69
$250,000 but under $500,000.....    3.50             3.63             2.87
$500,000 but under $1,000,000...    2.50             2.56             2.05


                               DISTRIBUTION PLANS

      Each Fund except Cash Management Fund and the Life Series Funds, has adopted a separate plan of distribution for each class of its shares pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"). Cash Management Fund has adopted a Class B Plan (also a "Plan") only. Under the Plans, each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class B Plan is a compensation plan. With respect to the Equity Funds, each Class A Plan is a compensation plan. With respect to the Taxable Bond Funds and the Tax Exempt Funds, each Class A Plan is a reimbursement plan, except for Investment Grade Fund Class A Plan which is a compensation plan and Tax-Exempt Money Market Fund Class A Plan which is a defensive plan.

      Each Plan was approved by the applicable Fund's Board, including a majority of the Independent Directors. Each Plan will continue in effect from year to year as long as its continuance is approved annually by either the applicable Fund's Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors will be committed to the discretion of such Independent Directors then in office.

      Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to any Plan that would materially increase the costs to that class of shares of a Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

      In adopting each Plan, the Board of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

      In reporting amounts expended under the Plans to the Directors, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

      Tax-Exempt Money Market Fund has adopted a so-called "defensive" plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act ("Money Market Class A Plan"). No fees are paid by the Fund under this Plan. The Underwriter of the Fund may, at its discretion, pay a fee to certain Dealers for distribution services and administrative support services. These fees (if any) are covered by the Plan only if they are deemed to be paid indirectly by the

Fund. The services covered by the defensive Money Market Class A Plan may include, but shall not be limited to, providing office space, equipment, telephone facilities and various personnel including clerical, supervisory and possibly computer, as is necessary or beneficial to establish and maintain Class A shareholder accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations and addresses and providing such other services as the Fund may reasonably request. The schedules of fees (if any) and the basis upon which such fees will be paid is determined from time to time by the Underwriter.

      The Underwriter has the right to select, in its sole discretion, Dealers to participate in the Money Market Class A Plan and has the right to terminate with or without cause and in its sole discretion any agreement with a Dealer. Any agreement may be terminated, without penalty, at any time, by a vote of a majority of the Independent Directors upon not more than 60 days' written notice to any Dealer, or by vote of a majority of the outstanding Class A voting securities of Tax-Exempt Money Market Fund, or upon notice by the Underwriter.

      Each Fund bears all expenses of its operations other than those assumed by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.


                        DETERMINATION OF NET ASSET VALUE

ALL FUNDS EXCEPT CASH  MANAGEMENT  FUND, LIFE SERIES CASH MANAGEMENT FUND AND
-----------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND.
-----------------------------

      For each Fund, other than the Cash Management Fund, the Life Series Cash Management Fund, and the Tax-Exempt Money Market Fund, the Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by a Fund's Board. In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default. Debt obligations with maturities of 60 days or less are valued at amortized cost.

      "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

CASH MANAGEMENT  FUND, LIFE SERIES CASH MANAGEMENT FUND AND TAX-EXEMPT  MONEY
-----------------------------------------------------------------------------
MARKET FUND
-----------

      Each of these Funds values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in each Fund's Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

      Each Fund's Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Fund, the Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Directors determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

EMERGENCY PRICING PROCEDURES FOR ALL FUNDS
------------------------------------------

      Each Fund's Board may suspend the determination of a Fund's net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

            (a) In the case of a mail order, the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

            (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

      3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.


                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser or Subadviser, as applicable, may purchase or sell portfolio securities on behalf of the Funds in agency or principal transactions. In agency transactions, the Funds generally pay brokerage commissions. In principal transactions, the Funds may pay a dealer commission, "mark-up," or selling concession. In the case of a riskless principal transaction, the Funds may pay a

"commission" if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission. The Funds may purchase certain money market instruments directly from an issuer without paying commissions or discounts.

      In purchasing and selling portfolio securities on behalf of a Fund, the Adviser or Subadviser, as applicable, will seek to obtain best execution. A Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or, for Funds that employ a Subadviser, to either the Adviser or Subadviser. Additionally, when directed by the Board, the Adviser or Subadviser, as applicable, also uses dealer concessions available in fixed-priced underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser or Subadviser and the Fund's Board to analyze a Fund's performance relative to other comparable funds. The Subadviser may use research obtained with commissions to service their other clients.

      In   selecting   the   broker-dealers   to  execute  a  Fund's   portfolio
transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of a Fund.

      The Adviser may combine transaction orders placed on behalf of a Fund and any other Fund in the First Investors Family of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board.


                     PERFORMANCE INFORMATION AND ADVERTISING

PERFORMANCE INFORMATION
-----------------------

      A Fund may advertise its total return as discussed below. A Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)^(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            (ERV-P)/P  = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the Fund will deduct the maximum sales charge of 5.75% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of

Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

      An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:
                  n
            P(1+T) = ATVD

      An average annual rate of return after taxes on distribution and sale of fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:
                  n
            P(1+T) = ATVDR

      Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return information will fluctuate over time and return information for any given past period will not be an indication or representation of future rates of return. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

      Each Fund may also advertise its yield as discussed below. Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interested earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

      Tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for federal tax purposes), shareholders may use the following formula:

               TAX FREE YIELD
               --------------
            1 - Your Tax Bracket  = Taxable Equivalent Yield

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for state and federal tax purposes), shareholders may use the following formula:

               TAX FREE YIELD
               --------------
      1 - [[(1-Your Federal Tax Bracket) x State Rate]= Taxable Equivalent Yield
               + Your Federal Tax Bracket]

      The Cash Management Fund, Life Series Cash Management Fund, and Tax-Exempt Money Market Fund may advertise current yield quotations based on its daily dividends. Each Fund declares dividends daily and pays dividends monthly from net investment income.

      For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by each Fund's average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing a Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

      In addition to providing current yield quotations, each Fund provides effective yield quotations for a base period return of seven days. Each Fund may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return.
Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

OTHER INFORMATION
-----------------

      Each Fund may advertise some or all of its holdings and may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by a Fund of past or future yield or return.

      From time to time, in reports and promotional literature, each Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities. In doing so, the reports and literature may refer to sources such as:

      Donoghue's Money Fund Average, a published statistic indicating the performance of money market mutual funds.

      Bank Rate Monitor Index, a published statistic indicating a composite interest rate available through banks on their money market deposit accounts.

      Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

      Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

      Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

      Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

      THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., Credit Suisse First Boston, Salomon Smith Barney, Morgan Stanley Dean Witter & Co., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, HBSC James Capel, Warburg Dillion Read, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

      Reuters, a wire service that frequently reports on global business.

      The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

      The Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

      Ibbotson Associates, Inc. which provides performance data on different types of investments, including performance on different types of bonds and different types of stocks (E.G., by capitalization range).

      The Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

      The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

      Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      Lehman Brothers, Inc., "The Global Family of Indices," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      The Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

      The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

      The  NYSE  composite  of  component   indices--unmanaged  indices  of  all
      industrial, utilities, transportation, and finance stocks listed on the NYSE.

      The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

      The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

      The Russell 3000 Index, prepared by the Frank Russell Company, consists of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market. The Russell 3000 tracks the return on these stocks based on price appreciation and depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

      The Russell 3000 Growth Index, prepared by the Frank Russell Company, consists of those Russell 3000 Index securities with above average growth orientation. Securities in this index generally have higher price-to-book and price-earnings ratios.

      The Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

      The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

      The   Standard   &   Poor's   400   Mid-Cap    Index   is   an   unmanaged
      capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

      The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

      The Standard & Poor's Small-Cap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

      The Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 41 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

      From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

      The Funds may also publish information concerning the benefits of asset allocation, which may include illustrations of potential allocations among stock funds, bond funds, and money market funds by age, objective or risk tolerance.

      From time to time, in reports and promotional literature as well as in the prospectus, the Focused Equity Fund and Life Series Focused Equity Fund may report their performance for the period of time WMC has acted as investment subadviser.

      From time to time, in reports and promotional literature as well as in the prospectus, the Value Fund and Life Series Value Fund may report their performance for the period of time since they changed their investment objectives and fundamental investment limitations.


                           CREDIT RATINGS INFORMATION

STANDARD & POOR'S ("S&P") LONG-TERM CREDIT RATINGS
--------------------------------------------------

      S&P issues the following credit ratings to long-term bonds, including but not limited to corporate bonds, municipal bonds, and government bonds. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      -     Nature of and provisions of the obligation;

      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") LONG-TERM CREDIT RATINGS
--------------------------------------------------------------------

      Moody's issues the following credit ratings to long-term bonds and preferred stock.

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bad Bonds, which are rated "Bad", are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds, which are rated "B" generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Cae Bonds, which are rated "CAE", are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P CREDIT RATINGS FOR COMMERCIAL PAPER
---------------------------------------

      An S&P's commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

      A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1.'

      A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B Issues rated `B' are regarded as having only speculative capacity for timely payment.

      C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

MOODY'S SHORT-TERM CREDIT RATINGS
---------------------------------

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME 1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            o     Leading market positions in well-established industries.

            o     High rates of return on funds employed.

            o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            o Broad margins in earning coverage of fixed financial charges and high internal cash generation.

            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME 2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      PRIME 3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P'S RATINGS GROUP SHORT-TERM ISSUE CREDIT RATINGS
---------------------------------------------------

      S&P issues the following credit ratings for short-term debt issues. These ratings reflect the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

            - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

            - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

      SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      SP-3 Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM MUNICIPAL DEBT CREDIT RATINGS

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

      In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

      The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., ,Aaa/NR or NR/VMIG 1.

      MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

      MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protections are ample, although not as large as in the preceding group.

      MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG  This  designation  denotes   speculative-grade  credit  quality.  Debt
instruments in this category may lack sufficient margins of protection.


                               GENERAL INFORMATION

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except for the Global and Life Series International Funds, and employs foreign sub-custodians to provide custody of foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the Global and Life Series International Funds and employs foreign subcustodians to provide custody of their foreign assets.

      AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund, except for Cash Management Fund and Tax-Exempt Money Market Fund, by the Transfer Agent are $7.50 to open a non-retirement account; $15.00 to open a retirement account; $10.00 for each certificate issued; $1.20 per account per month; $15.00 for each legal transfer of shares; $0.25 per account per dividend declared; $5.00 for each exchange of shares into an existing Fund account; $7.50 for each partial withdrawal or complete liquidation from a non-retirement account and $15.00 for a retirement account; $1.00 for each Systematic Withdrawal Plan check; $0.75 each payment; and $1.00 per account per report required by any governmental authority. In addition, the Fund shall reimburse the Transfer Agent for all out-of-pocket costs including, but not limited to, the costs of postage, insurance, forms, envelopes, telephone lines and other similar items, counsel fees, including fees for the preparation of the Transfer Agent Agreement and review the Fund's registration statements and application forms. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      SHAREHOLDER LIABILITY. The First Investors Series Fund, First Investors Life Series Fund, First Investors Multi-State Insured Tax Free Fund, First Investors U.S. Government Plus Fund, and Executive Investors Trust are organized as "Massachusetts business trusts." Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Fund's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. Each Fund's Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund. Each Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. Each Fund's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Each Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

                            PART C. OTHER INFORMATION


Item 23.  Exhibits
          --------

     (a)(i)    Articles of Restatement(1)

     (a)(ii)   Articles Supplementary(1)

     (b)       Amended and Restated By-Laws(1)

     (c) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement; (b) Article FOURTH of Registrant's Articles Supplementary and (c) Article II and V of Registrant's Amended and Restated By-Laws

     (d)       Investment   Advisory  Agreement  between  Registrant  and  First
               Investors Management Company, Inc.(1)

     (e) Underwriting Agreement between Registrant and First Investors Corporation - filed herewith

     (f)       Bonus, profit sharing or pension plans - none

     (g)(i)    Custodian   Agreement   between   Registrant   and  Irving  Trust
               Company(1)

     (g)(ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)

     (g)(iii) Amendment to Custody Agreement between Registrant and The Bank of New York(6)

     (g)(iv) Foreign Custody Manager Agreement between Registrant and The Bank of New York(6)

     (h)(i) Transfer Agent Agreement between Registrant and Administrative Data Management Corp.(2)

     (h)(ii)   Amended Schedule A to Transfer Agent Agreement(3)

     (i)       Opinion and Consent of Counsel - filed herewith

     (j)(i)    Consent of Independent Accountants - filed herewith

     (j)(ii)   Powers  of  Attorney  for  Ms.  Head  and  Messrs.   Head,  Reed,
               Rubinstein, Srygley, Sullivan and Wentworth(1)

     (j)(iii)  Power of Attorney for Mr. Grohol(4)

     (j)(iv)   Power of Attorney for Mr. Lavoie(4)

     (k)       Financial statements omitted from prospectus - none

     (l)       Initial capital agreements - none

     (m)(i)    Amended and Restated Class A Distribution Plan(1)

     (m)(ii)   Class B Distribution Plan(1)

     (n)       Amended and Restated Plan pursuant to Rule 18f-3(5)

     (o)       Reserved

     (p) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(4)

--------------------

(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 62 to Registrant's Registration Statement (File No. 2-38309) filed on April 24, 1996.
(2) Incorporated by reference to the corresponding exhibit Post-Effective Amendment No. 69 to Registrant's Registration Statement (File No. 2-38309) filed on January 28, 2000.
(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924) filed on October 11, 2000.
(4) Incorporated by reference to the corresponding exhibit Post-Effective Amendment No. 70 to Registrant's Registration Statement (File No. 2-38309) filed on January 26, 2001.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 32 to the Registration Statement of First Investors Cash Management Fund, Inc. (File No. 2-62347) filed on December 20, 2002.

(6) Incorporated by reference to the corresponding exhibit Post-Effective Amendment No. 71 to Registrant's Registration Statement (File No. 2-38309) filed on January 23, 2002.


Item 24.  Persons Controlled by or under common control with the Fund
          -----------------------------------------------------------

          There are no persons controlled by or under common control with the Fund.

Item 25.  Indemnification
          ---------------

          ARTICLE X, SECTION 1 OF THE BY-LAWS OF REGISTRANT PROVIDES AS FOLLOWS:

          Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

          NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS
FOLLOWS:

          7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

          NUMBER  12 OF THE  REGISTRANT'S  UNDERWRITING  AGREEMENT  PROVIDES  AS
FOLLOWS:

          12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1993 Act"), or the 1940 Act.

          ARTICLE VII, NUMBER 1 OF THE REGISTRANT'S CUSTODIAN AGREEMENT PROVIDES AS FOLLOWS:

          1. Neither the Custodian nor its nominee shall be liable for any loss or damage including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion.

          ARTICLE V, NUMBERS 1 AND 2 OF THE REGISTRANT'S FOREIGN CUSTODY MANAGER AGREEMENT PROVIDE AS FOLLOWS:

          1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article 11 hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

          2. The Fund shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article 11 hereof.

          NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS FOLLOWS:

          5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

          6. INDEMNIFICATION.

               A) The Fund shall indemnify and hold ADM harmless against any Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

               B)   The  Transfer  Agent  shall  not pay or  settle  any  claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

          REFERENCE  IS HEREBY  MADE TO THE  MARYLAND  GENERAL  CORPORATION  LAW
CORPORATIONS  AND  ASSOCIATIONS  ARTICLE,  SECTION  2-418,   INDEMNIFICATION  OF
DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

          The general effect of this Indemnification will be to indemnify the officers, directors, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's, officer's, employee's or agent's office.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          First Investors Management Company, Inc. ("FIMCO") is a registered investment adviser and provides investment management services to the Registrant. The description of FIMCO under the caption "Fund Management" in the Prospectus and under the caption "Management" in Part II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption "Directors/Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.

Item 27.  Principal Underwriters
          ----------------------

     (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

          Executive Investors Trust
          First Investors Cash Management Fund, Inc.
          First Investors Global Fund, Inc.
          First Investors Government Fund, Inc.
          First Investors High Yield Fund, Inc.
          First Investors Insured Tax Exempt Fund, Inc.
          First Investors Multi-State Insured Tax Free Fund
          First Investors New York Insured Tax Free Fund, Inc.
          First Investors Series Fund
          First Investors Series Fund II, Inc.
          First Investors Tax-Exempt Money Market Fund, Inc.
          First Investors U.S. Government Plus Fund
          First Investors Life Variable Annuity Fund A
          First Investors Life Variable Annuity Fund C
          First Investors Life Variable Annuity Fund D
          First Investors Life Level Premium Variable Life Insurance
               (Separate Account B)

     (b)  The   following   persons  are  the  officers  and  directors  of  the
Underwriter:

                                  Position and                       Position and
Name and Principal                Office with First                  Office with
Business Address                  Investors Corporation              Registrant
------------------                ---------------------              -------------

Glenn O. Head*                    Chairman of the Board              Director
                                  and Director

Kathryn S. Head**                 Vice President                     President and Director
                                  and Director

Lawrence A. Fauci*                Director                           None

John T. Sullivan*                 Director                           Chairman of the
                                                                     Board and Director

Marvin M. Hecker**                Executive Vice President           None

Larry R. Lavoie*                  Director, Secretary and            Director
                                  General Counsel

Frederick Miller**                Senior Vice President              None

Robert Flanagan*                  President                          None

William M. Lipkus**               Chief Financial Officer            None
                                  and Treasurer

Anne Condon**                     Vice President                     None

Elizabeth Reilly**                Vice President                     None

Matthew Smith**                   Vice President                     None

Concetta Durso*                   Assistant Vice President           Vice President and
                                  and Assistant Secretary            Secretary

Randy Pagan**                     Assistant Vice President           None

Mark Segal**                      Assistant Vice President           None

Carol Lerner Brown*               Assistant Secretary                Assistant Secretary
------------------------

*    This person's  principal  business address is 95 Wall Street,  New York, NY
     10005.

** This person's principal business address is 581 Main Street, Woodbridge, NJ 07095.

    (c)   Not applicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29.  Management Services
          -------------------

          Not applicable.

Item 30.  Undertakings
          ------------

          None.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment 72 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 20th day of December 2002.

                                FIRST INVESTORS FUND FOR INCOME, INC.


                                 By:  /s/ Kathryn S. Head
                                      -------------------------------
                                          Kathryn S. Head*
                                          President and Director


          Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 72 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head                           President and Director            December 20, 2002
----------------------------
    Kathryn S. Head*


/s/ Joseph I. Benedek                         Treasurer and Principal           December 20, 2002
----------------------------                  Accounting Officer
    Joseph I. Benedek


/s/ Glenn O. Head                             Director                          December 20, 2002
----------------------------
    Glenn O. Head


/s/ Robert M. Grohol                          Director                          December 20, 2002
----------------------------
    Robert M. Grohol*


/s/ Larry R. Lavoie                           Director                          December 20, 2002
----------------------------
    Larry R. Lavoie


/s/ Rex R. Reed                               Director                          December 20, 2002
----------------------------
    Rex R. Reed*


/s/ Herbert Rubinstein                        Director                          December 20, 2002
----------------------------
    Herbert Rubinstein*


/s/ James M. Srygley                          Director                          December 20, 2002
----------------------------
    James M. Srygley*


/s/ John T. Sullivan                          Chairman of the Board             December 20, 2002
----------------------------                  and Director
John T. Sullivan*


/s/ Robert F. Wentworth                       Director                          December 20, 2002
----------------------------
    Robert F. Wentworth*




*  By: /s/ Larry R. Lavoie
       -------------------------
           Larry R. Lavoie
           (Attorney-in-Fact)

                                INDEX TO EXHIBITS

Exhibit
Number    Description
-------   -----------

23(e)     Underwriting   Agreement   between   Registrant  and  First  Investors
          Corporation

23(i)     Opinion and Consent of Counsel

23(j)(i)  Consent of Independent Accountants